================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Leasing Solutions, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                [LOGO OF LEASING SOLUTIONS, INC. APPEARS HERE]

                       Ten Almaden Boulevard, Suite 1500
                          San Jose, California 95113

                                March 31, 1998

Dear Fellow Shareholder:

  The Board of Directors and officers of Leasing Solutions, Inc. (the "Company") are pleased to invite you to attend the Company's 1998 Annual Meeting of Shareholders to be held at The Silicon Valley Capital Club at Fairmont Plaza, 50 West San Fernando Street, 17th Floor, San Jose, California 95113, on Thursday, May 21, 1998, at 1:00 p.m., local time.

  As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, shareholders of the Company will be asked to vote: (i) on the election of directors for the Company; (ii) to approve an amendment to the Company's 1995 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 600,000 shares;
(iii) to approve an increase in the number of authorized shares of Common Stock from 20,000,000 to 60,000,000; and (iv) to approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary. Executive officers of the Company will be present at the Annual Meeting and will be available to talk with shareholders. We hope you will be able to attend.

  I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. Your vote is very important, regardless of the number of shares you own. Please mark, sign and date each proxy card you receive and return it, at your earliest convenience, in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend. I encourage you to vote "FOR" each of the Board's nominees for directors and "FOR" each of the proposals referenced above.

  PLEASE VOTE AND PROMPTLY RETURN YOUR PROXY CARD.

                                          Sincerely,

                                          Hal J Krauter
                                          President

                [LOGO OF LEASING SOLUTIONS, INC. APPEARS HERE]

                       Ten Almaden Boulevard, Suite 1500
                          San Jose, California 95113

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 21, 1998

To the Shareholders of
LEASING SOLUTIONS, INC.

  The 1998 Annual Meeting of Shareholders of Leasing Solutions, Inc., a California corporation (the "Company"), will be held at The Silicon Valley Capital Club at Fairmont Plaza, 50 West San Fernando Street, 17th Floor, San Jose, California 95113, on Thursday, May 21, 1998, at 1:00 p.m., local time, for the following purposes:

  1. To elect five directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. The five nominees for director are Hal J Krauter, Louis R. Adimare, George L. Bragg, James C. Castle and Peter K. Nevitt;

  2. To approve an amendment to the Company's 1995 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 600,000 shares;

  3. To approve an increase in the number of authorized shares of Common Stock from 20,000,000 to 60,000,000;

  4. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary; and

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on March 23, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors

                                          Hal J Krauter
                                          President

San Jose, California
March 31, 1998

                [LOGO OF LEASING SOLUTIONS, INC. APPEARS HERE]

                       Ten Almaden Boulevard, Suite 1500
                              San Jose, CA 95113

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 21, 1998

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Leasing Solutions, Inc., a California corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, May 21, 1998, at 1:00 p.m., local time, and at any and all adjournments and postponements of the Meeting. The Meeting will be held at The Silicon Valley Capital Club at Fairmont Plaza, 50 West San Fernando Street, 17th Floor, San Jose, California 95113. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about April 9, 1998.

  The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. The Company has contracted with an investor communications firm, Georgeson & Company Inc., to solicit proxies by telephone, mail or facsimile. Proxies also may be solicited in person or by telephone or facsimile by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

                                    VOTING

  The close of business on March 23, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On March 1, 1998, there were 8,202,101 shares of the Company's Common Stock (the "Common Stock") outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the shareholders at the Meeting, except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle each shareholder to cast as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, which votes may be cast for one candidate or distributed among two or more candidates as such shareholder determines. For cumulative voting rights to be applicable, one or more shareholders must give notice at the Meeting, prior to the voting, of the intention to cumulate votes. The five nominees for director receiving the highest number of votes at the Meeting will be elected.

  The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof. For the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. The proposal to change the Company's state of incorporation to Delaware and the proposal to increase the number of authorized shares of

Common Stock each require for approval the affirmative vote of holders of a majority of the outstanding shares entitled to vote. Each other matter submitted at the Meeting for shareholder approval will require the affirmative vote of a majority of those shares present, in person or by proxy, and voting at the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  Each proxy will be voted "FOR" the election of the five director nominees named herein, unless the shareholder otherwise directs in his or her proxy. If the shareholder directs how the proxy is to be voted, it will be voted according to the shareholder's direction. If cumulative voting is in effect at the Meeting, the shares represented by each proxy will be voted in the discretion of management so as to elect the maximum number of the director nominees named herein that may be elected by cumulative voting, unless the shareholder otherwise directs in his or her proxy. Any shareholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder who executed it is present at the Meeting and elects to vote the shares represented by the proxy in person.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information, as of March 1, 1998, regarding the beneficial ownership of the Common Stock of the Company, by (i) each person who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each of the other present directors and executive officers of the Company and (iii) all directors and executive officers of the Company as a group.

                                      NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL          BENEFICIALLY    PERCENTAGE OF OUTSTANDING
OWNER(1)                                OWNED(2)(3)              SHARES
------------------------------        ----------------  -------------------------
Hal J Krauter.......................     1,091,850(4)            13.15%
Glenda B. Allen.....................         9,729                   *
Sandra Bowman.......................             0                   *
Dorian Jay DiMarco..................        19,873(5)                *
Victor L. Fischer...................             0                   *
Ian Harrison........................        15,100                   *
Robert J. Kearns, III...............        38,659                   *
Terence W. Murphy...................         5,963                   *
Steven J. Pressler..................             0                   *
Bruce M. Sherk......................        15,000                   *
Steven L. Yeffa.....................        22,948                   *
Lisa M. Zane........................           306                   *
Louis R. Adimare....................       756,916                9.13%
George L. Bragg.....................        67,799                   *
James C. Castle.....................        16,649                   *
Peter K. Nevitt.....................         1,000                   *
AMVESCAP PLC (6)(7).................       411,800(8)             5.02%
Ardsley Advisory Partners(6)(9).....       530,000                6.46%
Neumeier Investment Counsel LLC
 (6)(10)............................       446,200                5.44%
T. Rowe Price Associates,
 Inc.(6)(11)........................       596,067(12)            7.27%
All directors and executive officers
 as a group (16 persons)............     2,061,792               24.24%

--------
  *  Less than 1%

 (1) Unless otherwise noted, all addresses are 10 Almaden Boulevard, Suite 1500, San Jose, California 95113.

 (2) The number of shares beneficially owned is deemed to include shares as to which the persons named have or share either investment or voting power. Unless otherwise noted, and except for voting powers held jointly with a person's spouse, each person identified possesses sole voting and investment power with respect to the shares shown.

 (3) Includes an aggregate of 304,953 shares which the officers and directors of the Company have a right to acquire on or before May 1, 1998, upon exercise of outstanding stock options granted under the Company's stock option plans. The amount of such shares for each such person named above is as follows: Mr. Krauter-100,000; Ms. Allen-1,938; Ms. Bowman-0; Mr. DiMarco-17,275; Mr. Fischer-0; Mr. Harrison-15,000; Mr. Kearns-38,000; Mr. Murphy-5,625; Mr. Pressler-0; Mr. Sherk-15,000; Mr. Yeffa-11,812; Ms. Zane-306; Mr. Adimare-91,666; Mr. Bragg-4,999; Dr. Castle-3,332; and Mr. Nevitt-0.

 (4) Includes 72,500 shares held of record by certain members of Mr. Krauter's family, with respect to which he disclaims beneficial ownership.

 (5) Includes 2,598 shares held of record by a trust, and owned beneficially by Mr. DiMarco, a trustee of the trust.

 (6) Based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") by the shareholder between January 30, 1998 and February 12, 1998. The actual number of shares beneficially owned may have changed since the date of such filing.

 (7) The shareholder's address is 11 Devonshire Square, London EC2M 4YR,
     England.

 (8) The shareholder claims shared voting and dispositive power over these shares with five of its subsidiaries.

 (9) The shareholder's address is 646 Steamboat Road, Greenwich, Connecticut 06836.

(10) The shareholder's address is 26435 Carmel Rancho Boulevard, Carmel, California 93923.

(11) The shareholder's address is 100 East Pratt Street, Baltimore, Maryland 21202.

(12) These securities are owned by various individual and institutional investors, including T. Rowe Price Small Cap Value Fund, Inc. (which owns 500,107 shares, representing 6.12% of the shares outstanding), for which
     T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. The shareholder disclaims beneficial ownership of these shares.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

  The Company's directors are elected at each annual meeting of shareholders. The Bylaws of the Company authorize not less than four nor more than seven directors. Currently, there are five directors. On February 27, 1998, the Board approved the expansion of the Board to five members, and filled the vacancy with Peter K. Nevitt. At the Meeting, five directors will be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

  The nominees for election as directors at the Meeting set forth in the table below are all incumbent directors of the Company. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted "FOR" each such nominee. In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

  The following biographical information is furnished with respect to each of the five nominees for election as a director at the Meeting.

NOMINEE                  AGE PRINCIPAL OCCUPATION                          DIRECTOR SINCE
-------                  --- --------------------                          --------------
Hal J Krauter...........  60 President and Chief Executive Officer              1986
Louis R. Adimare........  51 Private Investor                                   1986
George L. Bragg.........  65 Chairman of White River Concepts                   1989
James C. Castle.........  61 Chief Executive Officer of USCS International      1993
Peter K. Nevitt.........  70 Private Investor                                   1998

  Hal J Krauter co-founded the Company in 1986. He has been President and Chief Executive Officer of the Company since its inception, and served as Chief Financial Officer from March 1994 to January 1995. Prior to founding the Company, he served as President of Drivetech, Inc., a manufacturer of disk drives, from 1983 to 1984, and as President of MAD Computer Systems, Inc., a manufacturer of personal computers, from 1984 until 1986. Earlier, he was the founder and first President of Memorex Finance Company, the equipment leasing affiliate of Memorex Corporation, from 1979 to 1983. Prior to founding Memorex Finance Company, Mr. Krauter held various financial and management positions with Memorex Corporation, a supplier of IBM plug compatible products, and IBM Corporation, from June 1960 to 1979, including Vice President and Chief Financial Officer of Memorex.

  Louis R. Adimare co-founded the Company in 1986. From August 1987 until March 1996, he served as the Company's Executive Vice President, concentrating on leasing activities and strategic relations. He was the Company's Chief Operating Officer from September 1992 to March 1996. Mr. Adimare retired as an officer of the Company in March 1996. Prior to founding the Company, he had been a Regional Leasing Manager for Memorex Finance Company from 1984 to 1986, and a District Manager for Memorex Corporation from 1982 to 1984. From 1969 until 1982, Mr. Adimare held sales and sales management positions at Honeywell Information Systems, which was in the computer systems business.

  George L. Bragg has been Chairman of White River Concepts, a health products and health education company, since September 1995, and Chairman of Markwood Capital Alliance, which provides management consulting and financing services to high technology and special situation companies, since September 1994. From October 1993 to September 1994, he was President and a director of Nichols Institute, which provides clinical testing services to hospitals, laboratories and physicians on a nationwide basis. From July 1991 to March 1993, Mr. Bragg served in various executive capacities, including Vice Chairman, with Western Digital Corporation, which is in the business of manufacturing and selling disk drives for the personal computer market. He served as a director of Western Digital from October 1990 until November 1995. He served as Chairman and

President of Boston Street Capital, a management and investment consulting firm, from 1990 to 1991. From 1989 until 1990, he served as Chairman of the Board, Chief Executive Officer and President of Sooner Federal Savings Association. He became President and Chief Operating Officer of Telex Corporation, which was in the computer networking and terminal workstation business, in 1986. When Telex merged with Memorex Corporation in 1988, he became Managing Director and Executive Vice President of Memorex Telex N.V., which positions he held until 1989. Mr. Bragg is a director of public company Eltron International, Inc., and several privately held companies.

  James C. Castle, Ph.D., has been, since August 1992, the Chairman and Chief Executive Officer of USCS International, which is in the business of providing subscriber management and billing services. Prior to joining USCS International, he served as President and Chief Executive Officer, from 1991 to 1992, of Teradata Corporation, a public company purchased by NCR in 1992, which developed and sold high performance systems and related products and services for relational database management. He was the Chairman and Chief Executive Officer of Infotron Systems Corporation, a communications network systems company, from 1987 to 1991, and President of TBG Information Systems, Inc., which is engaged in the information systems and services businesses, from 1984 to 1987. He also served as the Executive Vice President of Memorex Corporation from 1982 to 1984. Dr. Castle is a director of PAR Technology Corporation, ADC Telecommunications and the PMI Group, Inc.

  Peter K. Nevitt was the founder and President of Mitsui Nevitt Capital Corporation, a subsidiary of Mitsui & Co., which was in the corporate finance business originating and participating in syndicated loans and equipment lease transactions, from 1988 through December 1996. He also co-founded and, from 1993 through December 1996, served as Chairman of Mitsui Vendor Leasing, which was primarily engaged in leasing machine tools and industrial equipment. From 1977 through 1988, Mr. Nevitt was President and later Chairman of BankAmeriLease Companies, which consisted of subsidiaries of Bank of America engaged in equipment leasing. Mr. Nevitt was the founder and, from June 1972 until 1977, President of First Chicago Leasing Corporation, which was primarily engaged in facility, ship and aircraft leasing. He was one of the founders and, from 1968 to 1972, President of GATX Leasing Corporation, which was engaged in aircraft, railroad and ship leasing. Mr. Nevitt is a director of The Greenbrier Companies and Isosceles PLC.

VOTE REQUIRED

  The nominees receiving the greatest number of votes at the Meeting, up to the number of authorized directors, will be elected. Shareholders are entitled to cumulate their votes with respect to the election of directors. See "Voting," above.

BOARD RECOMMENDATION

  THE COMPANY'S MANAGEMENT RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED
ABOVE.

OTHER EXECUTIVE OFFICERS

  The following biographical information is furnished with respect to each of the executive officers of the Company, as of March 1, 1998, who are not nominees for election as a director at the Meeting.

  Robert J. Kearns, III, age 57, joined the Company in January 1995 as its Vice President, Finance and Chief Financial Officer. He became Executive Vice President in January 1996, and was appointed Chief Operating Officer in April 1997, at which point he was succeeded in these finance capacities. He served as Vice President-Capital Markets Group for GECAS, a GE Capital affiliate in the structured finance and lease finance businesses, from 1989 to June 1994. From 1984 to 1989, he served as a Senior Vice President of Manufacturers Hanover Leasing International/The CIT Group, with lease financing responsibilities in the Far East and Europe. From 1980 to 1984, he acted as President of Arab Leasing Company, headquartered in Bahrain, which provided equipment financing in the Middle East. From 1969 to 1980, Mr. Kearns served in a variety of management and lending positions, focusing on both international and U.S. investment and commercial banking, with three major U.S. banks and a private investment banking company.

  Steven L. Yeffa, age 40, joined the Company in 1991 as Director, Funding and was promoted to Treasurer in January 1995. In April 1996, he was appointed Vice President, Finance--International. Mr. Yeffa was promoted to Vice President, Finance and Chief Financial Officer in April 1997. From 1989 to 1991, he served as Vice President, Funding at Matsco Financial Corporation, an equipment leasing company. From 1984 to 1989, he served as Asset Manager at CP National Corporation, a regional public utility, for which Mr. Yeffa directed the operations of their wholly-owned leasing company, CPN Leasco.

  Glenda B. Allen, age 55, joined the Company in 1986 as Director, Contract Administration. In November 1995, she became the Company's Vice President, Contract Administration. In January 1996, she became Secretary of the Company. From 1982 through 1985, she served as an account executive in the receivables financial group of Westinghouse Credit Corporation, a financial services company. From 1985 through 1986 and 1979 through 1982, she served as Director, Contract Administration for Memorex Finance Company. She also served in various administrative capacities with Memorex Corporation from 1974 through 1979. From 1968 through 1972, she served as a Credit Manager for GE Credit Corporation.

  Sandra Bowman, age 46, joined the Company in July 1997 as Senior Director of Remarketing. She was appointed Vice President, Remarketing in December 1997. Prior to joining the Company, Ms. Bowman was employed by G. E. Capital Computer Leasing, a computer leasing company, serving as Manager, Distributed Systems Product Team, from January 1993 to November 1994, and as Director, Desktop Services, from November 1994 to July 1997. From 1989 to 1992, Ms. Bowman served as Senior Industry Analyst and Technologist at Dataquest, Inc., an information technology market research and consulting firm.

  Dorian Jay DiMarco, age 38, joined the Company in 1992 as Director of Vendor Programs, was appointed Vice President, Vendor Programs in January 1995, and was appointed to the position of Vice President, Corporate Marketing and Business Development in August 1997. Prior to joining the Company, Mr. DiMarco was employed by GE Capital Computer Leasing, serving as a Director of Portfolio Acquisition and Vendor Programs from 1991 to 1992, and as the Eastern Regional Sales Manager from 1989 to 1991. From 1986 to 1989, Mr. DiMarco was the Western Regional Sales Manager for General Electric Calma Company, a manufacturer of computer-aided design and manufacturing (CAD/CAM) systems.

  Victor L. Fischer, age 48, joined the Company in October 1997 as Vice President, Information Systems. From September 1996 to October 1997, Mr. Fischer served as Vice President of Operations at Connect, Inc., a provider of electronic commerce software for web-based business transactions. Prior to Connect, he was Director of Information Systems at Xilinx, a supplier of CMOS programmable logic and related development system software, from 1992 to September 1996. Before joining Xilinx, Mr. Fischer was Director of Information Systems at MIPS Computer Systems, Inc., a designer of high performance CPU architectures for workstations, servers, and supercomputers, from 1989 to 1992. Mr. Fischer also held management positions at Unisyn, NCA Corporation, ASK Computer Systems and Apple Computer from 1979 to 1988.

  Ian Harrison, age 44, joined the Company in August 1996 as the Managing Director of Leasing Solutions International, Ltd., the Company's wholly-owned European subsidiary. He became a Vice President of the Company in September 1996. From 1992 until joining the Company, he served as Director -- Northern Europe and Sale and Marketing Director-Europe of AT&T Capital Europe Limited, a financial services company. From 1985 through 1991, he acted as the Managing Director of Wang Equipment Services, the finance company of Wang Laboratories. Before joining Wang, he served as Special Projects Manager and Sales and Marketing Director, from 1983 to 1985, of Armco Europe Finance, a financial services company. Earlier, from 1982 to 1983, Mr. Harrison was a funding manager for International Brokerage and Leasing, a computer leasing and lease brokerage company.

  Terence W. Murphy, age 37, joined the Company in August 1995 as its Controller. He became Chief Accounting Officer in January 1996. In February 1997, Mr. Murphy became Vice President and Controller. In

August 1997, he was promoted to Vice President and Treasurer. From January 1994 until he joined the Company, he was the principal and sole owner of a firm providing tax, accounting and financial consulting services to businesses. From 1989 to December 1993, he was Controller of LB Credit Corporation, an equipment finance company. Prior to joining LB Credit, he served as an Assistant Controller of Wells Fargo Leasing from 1987 to 1989. Wells Fargo Leasing was acquired by LB Credit in December 1989. Mr. Murphy is a licensed CPA.

  Steven J. Pressler, age 45, joined the Company in January 1996 as Vice President, Leasing and subsequently was appointed to the position of Vice President, National Director of Leasing. Mr. Pressler served as a Vice President and Western Regional Sales Manager for Heller Financial, Inc., an integrated financial services company, from October 1994 until joining the Company. In that capacity, he managed the lease financing and vendor program activities for his region. From 1983 to October 1994, he served in various capacities, including, most recently, Senior Vice President, of Tucker Leasing-Capital Corporation, which was in the lease financing business on a national basis. From 1974 until he joined Tucker, he served in a variety of leasing and credit positions with Chemical Bank, Industrial Credit Corporation (a subsidiary of Litton Industries) and Equitable Life Insurance.

  Bruce M. Sherk, age 35, was appointed as a Vice President of the Company in May 1997. In May 1997, Mr. Sherk also became a Director and the Managing Director of Leasing Solutions (Canada) Inc., a wholly-owned subsidiary of the Company. Mr. Sherk served as a Vice President for Scott Capital Group Inc. ("Scott Capital"), a Canadian lease financing company, from 1989 to May 1994. From June 1994 to June 1996 he was the principal of a Canadian firm providing strategy and implementation consulting services to businesses. In July 1996, Mr. Sherk returned to Scott Capital as Chief Operating Officer and, in that capacity, he managed lease financing and vendor program activities nationwide. Leasing Solutions (Canada) Inc. acquired substantially all of the assets of Scott Capital in April 1997.

  Lisa M. Zane, age 34, joined the Company in 1988, where she has served in a variety of personnel and administration positions, including, beginning in November 1996, the position of Director, Human Resources and Office Administration. In December 1997, Ms. Zane was appointed as Vice President, Human Resources and Administration. Prior to joining the Company, from 1985 to 1988, she served in various capacities with the San Jose, California, office of Gibson, Dunn & Crutcher, a law firm.

COMMITTEES AND MEETINGS

  The audit committee of the Board of Directors of the Company (the "Board") currently consists of Mr. Bragg and Dr. Castle, two of the Company's non-employee directors. Hal J. Krauter, as Chairman of the Board of the Company, intends to recommend that Mr. Nevitt, a new non-employee director, be appointed to the audit committee at the Board's April 1998 meeting. The audit committee reviews, and discusses with management and with the Company's independent accountants, the Company's financial reporting and accounting practices. It also reports to the Board concerning such reporting and such practices.

  The Company does not have a compensation committee or any other Board committee performing equivalent functions. Instead, decisions regarding executive officer compensation, except as described below in "Compensation Report of the Board of Directors", have been made by the Board as a whole. During 1997, the members of the Board were Messrs. Krauter, Adimare, Bragg and Castle. Mr. Krauter also expects to recommend that a compensation committee be established, and one non-employee director and Mr. Krauter be appointed as its members, at the Board's April 1998 meeting. However, despite the establishment of this committee, the entire Board will continue to deal with compensation matters relating to Mr. Krauter who is the Company's Chief Executive Officer. The Company does not have a standing nominating committee of the Board.

  A committee of the Board, composed of the Company's non-employee directors (the "Independent Committee"), has the right to administer, and approve grants under, the Company's 1995 Stock Option and Incentive Plan and 1994 Employee Stock Purchase Plan.

  In November 1995, the Board formed a Corporate Development Committee of two directors and appointed Mr. Krauter and Mr. Bragg as its members. The committee's charter is to assist in the Company's efforts to identify, and consider the purchase of, businesses and portfolios of leases and equipment that may be suitable for acquisition by the Company, to screen acquisition candidates and, as appropriate, to negotiate the principal terms and conditions of any such acquisition.

  During 1997, there were four in-person regular meetings of the Board, one special, in-person meeting of the Board, two special, telephonic meetings of the Board and four meetings of the audit committee. Each of the current Board members attended all of the meetings of the Board, and of any committee on which he served, during that period, with the exception of the October 1997 meeting of the Board, which one director was unable to attend.

DIRECTOR COMPENSATION

  As of April 1, 1998, the Company pays each of its non-employee directors an annual director's fee of $15,000 and a fee of $2,000 for each meeting of the Board, and a fee of $1,000 for each meeting of any committee thereof that is held on a day other than a day on which a meeting of the Board is held, that he attends in person. The Company also pays a fee of $500 for lengthy telephonic Board meetings. The annual director's fee will be pro-rated, if necessary, by taking into consideration the portion of the year during which a director serves in that capacity. The Company also reimburses all directors for their reasonable out-of-pocket expenses incurred in connection with their attendance at Board or committee meetings. No director who is an employee of the Company receives compensation for services rendered as a director. The 1995 Plan provides for an automatic option grant of 15,000 shares for each new non-employee director and automatic annual grants of 5,000 shares for each other non-employee director. See "Stock Option and Stock Purchase Plans" below.

  The Company pays Mr. Bragg a consulting fee of $1,000 per day (appropriately pro-rated) for his services in providing consulting, at the Company's request, with respect to prospective acquisitions by the Company of businesses and significant portfolios of leases and equipment. The Company also reimburses Mr. Bragg for the reasonable out-of-pocket expenses he incurs in performing consulting services for the Company. The Company paid Mr. Adimare a consulting fee, during the period of April 1996 through March 1997, of $3,000 per month in consideration of Mr. Adimare being available to provide the Company consulting services, from time to time, at the Company's request.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the Company's Chief Executive Officer and the four other most highly compensated executive officers ("Named Officers") in all capacities in which they served:

                          SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION                          LONG-TERM
                         --------------------------                   COMPENSATION
                                                       OTHER ANNUAL    AWARDS OF      ALL OTHER
   NAME AND POSITION     YEAR      SALARY  BONUS(1)    COMPENSATION    OPTIONS(#)  COMPENSATION(2)
   -----------------     ----     -------- --------    ------------   ------------ ---------------
Hal J Krauter........... 1997     $300,000 $150,000            --            --       $101,608
 President and Chief     1996     $300,000 $125,000      $  5,447(3)         --       $110,686
 Executive Officer       1995     $250,000 $125,000            --       100,000       $110,686
Robert J. Kearns, III... 1997     $195,420 $ 82,500            --            --       $ 20,065
 Executive Vice          1996     $165,000 $ 76,260      $  2,586(3)     15,000       $  1,000
 President, and Chief    1995     $152,519 $     --(4)         --            --       $  1,000
 Operating Officer
Steven L. Yeffa......... 1997     $141,249 $ 33,304      $ 14,860(5)     50,000       $ 16,105
 Vice President, Finance 1996     $111,014 $ 21,000      $ 14,328(6)     10,000       $ 11,011
 and Chief Financial     1995     $ 98,000 $  8,420      $    309(3)        750       $  8,906
 Officer
Dorian Jay DiMarco...... 1997     $113,875 $ 17,640      $602,084(7)     60,000       $ 12,033
 Vice President,         1996     $ 88,200 $ 17,640      $662,736(8)         --       $  7,623
 Corporate Marketing and 1995     $ 88,200 $ 17,640      $216,339(9)      1,050       $  7,623
 Business Development
Steven J. Pressler...... 1997     $122,082 $ 38,262      $166,128(9)         --             --
 Vice President,
  National               1996     $109,320 $     --      $ 63,138(10)    50,000             --
 Director of Leasing     1995(11)       --       --            --            --             --

--------
 (1) Paid under the Company's Employee Bonus Plan described below.
 (2) Includes a $1,000 matching contribution made by the Company for each eligible employee under the Company's 401(k) Plan. All other compensation reflected relates to amounts paid to the respective officer in the respective year from the officer's "phantom" account pursuant to the Company's Deferred Income Plan. See discussions below regarding the Company's 401(k) Plan and Deferred Income Plan.
 (3) Amount represents life insurance premiums paid on behalf of the Named Officer.
 (4) Mr. Kearns joined the Company in 1995, and his 1995 bonus was paid in 1996.
 (5) Amount represents life insurance premiums totaling $309 paid on behalf of Mr. Yeffa, and accrued vacation pay-down in the amount of $7,214 and an ex-patriate housing allowance in the amount of $7,337 paid to Mr. Yeffa.
 (6) Amount represents an ex-patriate housing allowance in the amount of $14,019 paid to Mr. Yeffa and life insurance premiums totaling $309 paid on behalf of Mr. Yeffa.
 (7) Amount represents commissions of $598,320 and accrued vacation pay-down in the amount of $3,764 paid to Mr. DiMarco.
 (8) Amount represents commissions of $662,304 paid to Mr. DiMarco and life insurance premiums totaling $396 paid on behalf of Mr. DiMarco.
 (9) Amount represents commissions paid to the Named Officer.
(10) Amount represents commissions of $62,620 paid to Mr. Pressler and life insurance premiums totaling $518 paid on behalf of Mr. Pressler.
(11) Mr. Pressler joined the Company in 1996, and his 1996 bonus was paid in 1997.

BONUS PLAN AND DEFERRED INCOME PLAN

  Under the Company's Employee Bonus Plan, all full-time employees (other than field sales employees receiving commissions) are eligible to receive an annual cash performance bonus. Bonus payments to employees are typically made annually and the amount of each bonus payment is determined based on the Company's financial performance, the employee's salary range and the employee's personal performance. An employee must be employed at the time the bonus is paid by the Company in order to receive his or her annual bonus. Bonuses with respect to a year are typically paid during the first calendar quarter of the next year.

  Under the Company's Deferred Income Plan, an amount equal to each employee's annual bonus under the Employee Bonus Plan is credited to a phantom account. The employee vests in each year's contribution to the account over a four-year period at the rate of 25% per annum. Vested amounts have generally been paid annually, in cash, to the employee. The Company does not have an obligation to pay any vested amount if the Board determines that the Company's financial performance or cash requirements do not warrant such payment being made. However, vesting of the amounts in the phantom accounts will accelerate, and be paid, if a change of control of the Company occurs. An employee must be employed by the Company at the time such payments are made in order to receive his or her annual Deferred Income Plan payment. Deferred Income Plan payments with respect to a year are typically paid when annual bonuses for that year are paid.

STOCK OPTION AND STOCK PURCHASE PLANS

  Stock Option Plans. The Company has two stock option plans, the 1986 Stock Option Plan (the "1986 Plan"), and the 1995 Stock Option and Incentive Plan (the "1995 Plan"), both of which provide for the granting of options ("Options") to executive officers, directors, and other employees and consultants of the Company and its subsidiaries. The 1986 Plan covers 1,440,000 shares of the Common Stock and terminated in August 1996. The 1995 Plan covers 800,000 shares of Common Stock and terminates in 2004. As of March 1, 1998, Options with respect to 240,858 shares and 878,621 shares of Common Stock were outstanding, and Options with respect to 110,018 shares and 236,648 shares were exercisable, under the 1986 Plan and 1995 Plan, respectively. All shares of Common Stock, subject to Options granted under the 1995 Plan, in excess of the shares reserved for issuance under the 1995 Plan have been granted subject to shareholder approval of the proposal described at "Amendments to the 1995 Stock Option and Incentive Plan" below.

  Options granted under the 1986 Plan or the 1995 Plan (collectively, the "Plans") may be either options that qualify as "incentive stock options" ("Incentive Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not qualify as "incentive stock options" ("Non-Statutory Options"). Incentive Options may only be granted to persons who are employees of the Company, while Non-Statutory Options may also be granted to directors and consultants who are not employees. The 1995 Plan may be administered by the Independent Committee or the Board. Subject to the terms of the 1995 Plan, the Independent Committee or the Board determines the persons to whom Options are granted (the "Optionees"), the terms and the number of shares subject to each Option, and whether an Option will be an Incentive Option or a Non-Statutory Option.

  Under the 1986 Plan, Options could not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. Under the 1995 Plan, the Options may be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. However, to date, all Options granted under the 1995 Plan have exercise prices equal to such fair market value. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an Optionee may be exercised only by the Optionee. The term of each Option may not exceed ten years from the date the option is granted. All Options granted to date under the Plans have terms of either five or ten years. Options may become exercisable, or vest, in whole at the grant date or in installments over time, as determined by the Board or the Independent Committee. To date, substantially all of the Options granted, other than those Options described below granted to Messrs. Krauter, Adimare and DiMarco under the 1995 Plan and the non-employee director options granted under the 1995 Plan, vest cumulatively, in four equal installments, on each of the first four anniversary dates of the grant of the Option. Each of the Plans permits the Company to include in Options or other awards a provision conditioning or accelerating the receipt of benefits, either automatically or in its discretion, upon the occurrence of certain events, such as a change of control of the Company, sale of substantially all of the assets of the Company, acquisition of specified percentage of voting power of the Company, dissolution or liquidation of the Company, or other significant corporate transaction involving the Company (an "Acceleration Event"). Upon the occurrence of an Acceleration Event, all presently outstanding Options will automatically accelerate to permit the exercise of the then unvested portions.

  Under the 1995 Plan, the Company may authorize any type of arrangement with an eligible participant that involves the issuance of Common Stock or any security that is exercisable for, convertible into or exchangeable for Common Stock, including awards in the form of sales and bonuses of stock, restricted stock, warrants, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. The 1995 Plan also provides for the automatic grant of Options to non-employee directors in the amount of 15,000 shares per year for new non-employee directors and 5,000 shares per year for each other non-employee director. Each of these non-employee director Options vest cumulatively, in three equal installments, on each of the first three anniversary dates of the grant, with such vesting to accelerate upon the occurrence of an Acceleration Event and upon the non-employee director's termination of service due to death or total disability.

  The Board may at any time amend or terminate each of the Plans, except that it may not increase the total number of shares subject to the Plan, reduce the minimum permissible exercise price under the Plan, extend the termination date of the Plan, or alter the class of persons eligible to receive Options under the Plan without shareholder approval, if, in the case of the 1995 Plan, such approval is required to comply with certain applicable Securities and Exchange Commission regulations or Internal Revenue Code provisions. In addition, the Board may not amend the 1995 Plan to materially increase the benefits thereunder available to its executive officers or adversely affect the plan's compliance with Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") without shareholder approval, if such approval is required to ensure such compliance. Furthermore, the principal terms of the non-employee director Options may not be amended more than once every six months other than to comply with applicable law.

  In January 1995, Options for 100,000 and 90,000 shares were granted to Hal J Krauter and Louis R. Adimare, respectively. These Options vest cumulatively at a rate of 12.5% per quarter on each of the first eight quarterly anniversaries of the grant date. These Options were the first Options granted to Messrs. Krauter and Adimare, President and former Executive Vice President of the Company, respectively, and are the only Options granted to Mr. Adimare. In January 1998, an Option grant for 100,000 shares was made to Mr. Krauter, subject to the approval by the shareholders of an increase in the number of shares authorized for issuance under the 1995 Plan described in this Proxy Statement. That Option becomes exercisable cumulatively at a rate of 25% per year on each of the four anniversaries of the grant date. In August 1997, Mr. DiMarco received an Option grant for 60,000 shares, the first 25% of which vest on December 31, 1997, with the balance vesting cumulatively on each of the first three anniversary dates of the grant date.

  Employee Stock Purchase Plan. The Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan") is intended to qualify under the provisions of Sections 421 and 423 of the Code and gives employees of the Company an opportunity to acquire shares of Common Stock at a discount from fair market value by means of payroll deductions. The Purchase Plan, which is administered by the Independent Committee of the Board, covers an aggregate of 200,000 shares of Common Stock and terminates in April 2004. Through March 1, 1998, a total of 40,543 shares have been sold under the Purchase Plan, and 159,457 shares are reserved for issuance.

  The Purchase Plan is implemented by a series of 12-month offering periods, with a new offering period commencing on each May 1 and November 1. The last day of each of the two six-month exercise periods during each offering period is an exercise date under the Purchase Plan. The purchase price for the shares is accumulated by voluntary employee payroll deductions of between 1% and 10% of an employee's eligible compensation during each offering period. The purchase price per share at which shares are sold under the Purchase Plan is equal to 85% of the fair market value of the Common Stock on the first day or last day of each offering period, whichever price is lower. In the event that the purchase price per share at the beginning of any offering period is less than the purchase price per share at the beginning of any prior offering period which has not then ended, the Independent Committee in its discretion may terminate the participation of all participants in the prior offering period and enroll them in the new offering period at the same payroll deduction rate.

  The maximum number of shares that a participant may purchase during any exercise period may not exceed 1,250. No employee will be permitted to purchase, pursuant to the Purchase Plan and any other similar purchase plans of the Company, more than $25,000 worth of stock in any calendar year. In addition, no employee who owns 5% or more of the voting power or value of all classes of stock of the Company will be permitted to purchase shares under the Purchase Plan. Any participant may withdraw from the Purchase Plan at any time prior to the end of the applicable offering period.

  Options under the Purchase Plan may not be transferred by a participant other than by will or under the laws of descent and distribution, and may be exercised during a participant's lifetime only by the participant. In the event of a sale, merger, dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets, any then current offering periods and exercise periods will terminate immediately prior to the date on which such proposed action is to be consummated, unless otherwise determined by the Independent Committee. Upon any such termination, unless otherwise determined by the Independent Committee, all options to purchase shares will be exercised automatically, on such date, to purchase the maximum number of full shares that may be purchased at the applicable exercise price with each participant's accumulated payroll deductions. Although the Board may at any time amend or terminate the Purchase Plan, no amendment may be made that would cause the Purchase Plan to fail to meet the requirements for employee stock purchase plans in Section 423 of the Code.

401(K) PROFIT SHARING PLAN

  In 1993, the Company adopted its 401(k) Profit Sharing Plan (the "401(k) Plan"), pursuant to Section 401(k) of the Code. Employees may participate in the 401(k) Plan if they have been employed by the Company for at least six months and if they work more than 500 hours per year. Pursuant to the 401(k) Plan, each eligible participant may contribute up to 15% of his or her eligible compensation up to the maximum amount permitted under the Code. The Company makes an additional matching contribution each year equal to 100% of an employee's contribution, up to a maximum of $1,000 per employee. The Company also may contribute such additional discretionary amount as it may determine. Matching amounts contributed by the Company in 1995, 1996 and 1997 for the benefit of its executive officers are included in the Summary Compensation Table set forth above.

OPTION GRANTS IN LAST FISCAL YEAR

  Shown below is information with respect to grants of Options to Named Officers during 1997.

                             OPTION GRANTS IN 1997

                                                                                POTENTIAL
                                                                           REALIZABLE VALUE AT
                                                                             ASSUMED ANNUAL
                                    PERCENTAGE OF                            RATES OF STOCK
                                    TOTAL OPTIONS                          PRICE APPRECIATION
                         OPTIONS     GRANTED TO     EXERCISE                 FOR OPTION TERM
                         GRANTED      EMPLOYEES       PRICE     EXPIRATION -------------------
          NAME              #          IN 1997    ($ PER SHARE)    DATE       5%       10%
          ----           -------    ------------- ------------- ---------- -------- ----------
Steven L. Yeffa......... 25,000(1)       5.10%       $ 9.75       4/23/07  $153,250 $  388,500
                         25,000(2)       5.10%       $19.50      10/22/07  $306,250 $  777,000
Dorian Jay DiMarco...... 60,000(3)      12.24%       $16.25       8/19/07  $692,400 $1,806,600

--------
(1) These Options were granted on April 23, 1997, and become exercisable cumulatively at a rate of 25% per year on each of the first four anniversaries of the grant date.

(2) These Options were granted on October 22, 1997, and become exercisable cumulatively at a rate of 25% per year on each of the first four anniversaries of the grant date.

(3) These Options were granted on August 19, 1997, and became exercisable at a rate of 25% on December 31, 1997 and on each of the first three anniversaries of the grant date.

OPTION EXERCISES AND YEAR-END VALUES

  Shown below is information with respect to Options exercised during 1997, and unexercised Options held as of December 31, 1997, by Named Officers.

                    AGGREGATE OPTIONS EXERCISES IN 1997 AND
                          1997 YEAR-END OPTION VALUES

                                                   NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                      OPTIONS HELD AT       IN-THE-MONEY OPTIONS AT
                           SHARES                        12/31/97                 12/31/97(1)
                         ACQUIRED ON  VALUE      ------------------------- -------------------------
          NAME            EXERCISE   REALIZED    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- --------    ----------- ------------- ----------- -------------
Hal J Krauter...........       --          --      100,000           0     $1,612,500          --
Robert J. Kearns, III...   22,000    $387,938(2)    38,000      30,000     $  630,250    $431,250
Steven L. Yeffa.........       --          --        5,374      59,126     $   65,407    $556,845
Dorian Jay DiMarco......       --          --       17,012      47,276     $  143,756    $376,747
Steven J. Pressler......   12,500    $171,250(3)         0      37,500             --    $370,313

--------
(1) Based on a value of $23.875 per share, the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1997, less the applicable exercise price of the Options.

(2) Based on an exercise price of $6.50 per share and a sale price of $25.00 per share with respect to 12,000 shares, $23.75 per share with respect to 5,000 shares, $22.25 per share with respect to 2,500 shares, and $22.625 per share with respect to 2,500 shares.

(3) Based on an exercise price of $14.00 per share and a sale price of $29.50 per share with respect to 7,500 shares and $25.00 per share with respect to 5,000 shares.

SALARY CONTINUATION PROGRAM

  In January 1998, the Board approved a salary continuation program pursuant to which, upon the occurrence of a change in control of the Company, the salaries of each of the Company's executive officers will continue to be paid for twelve months beyond such change in control, whether or not the officer remains as an employee of the Company after such change in control. Each of such payments to an Officer will be reduced by 50% of the compensation received by such officer from another source during the period with respect to which the payment is being made.

                 COMPENSATION REPORT OF THE BOARD OF DIRECTORS

COMPENSATION DECISIONS

  As discussed in "Committees and Meetings" above, significant decisions, including all policy decisions, regarding executive officer compensation are made by the Board of Directors (the "Board") as a whole. Hal J Krauter, as Chairman of the Board and Chief Executive Officer of the Company, does intend to recommend to the Board, at its April 1998 meeting, that the Board establish a Compensation Committee composed of a non-employee director, and Mr. Krauter (the "Compensation Committee"). However, even if a Compensation Committee is formed, the Board would continue to make such significant decisions regarding executive officer compensation, including all decisions with respect to Mr. Krauter's compensation.

  If the Compensation Committee is formed, Mr. Krauter also intends to recommend to the Board that compensation recommendations relating to Mr. Krauter be prepared by the non-employee director member of the Compensation Committee and proposed to the Board. The Board would then consider, modify as necessary, and approve compensation arrangements for Mr. Krauter. It is expected that compensation arrangements relating to executive officers directly reporting to Mr. Krauter would be reviewed by the Compensation Committee and then modified as necessary and proposed to the Board by the Compensation Committee. The Board then would consider, modify as necessary, and approve the compensation arrangements for those executive officers. The Compensation Committee would review, consider, modify as necessary, and approve the compensation of all executive officers of the Company who do not directly report to Mr. Krauter.

FUNCTIONS

  The Board is responsible for assuring that all of the executive compensation programs of the Company are developed, implemented, and administered in a way that supports the Company's fundamental philosophy that a significant proportion of executive compensation should be effectively linked to the financial performance of the Company.

  The Board generally meets on a quarterly basis. As necessary, it addresses executive compensation issues for new or continuing executive officers at its meetings. The Board or George Bragg, a non-employee director of the Company, considers, modifies as necessary, and approves individual executive officer compensation arrangements recommended by the Company's President and Chief Executive Officer, Mr. Krauter. All compensation arrangements with Mr. Krauter have been reviewed and proposed to the Board by the non-employee director, and considered, modified as necessary and approved by the Board. The entire Board also similarly reviews and approves significant changes to the Company's overall compensation policies and program.

EXECUTIVE COMPENSATION PHILOSOPHY

  The Board believes that the Company's executive compensation program is designed to achieve several goals, all of which are intended to closely align the financial interest of the Company's executive officers with those of the Company's shareholders. These goals include:

  . attracting, retaining and motivating executive officers key to the success of the Company;

  . rewarding executive officers for the financial success of the Company and the enhancement of shareholder value, as well as for their individual performance; and

  . integrating executive compensation with both annual and long-term financial results of the Company.

  The Board believes that, to accomplish these goals, the executive compensation program should be based on three distinct components: base pay, annual incentives, and long-term incentives. The Company obtains and participates in an industry association survey and gathers other data concerning executive compensation in other public companies in the Company's industry. The information in that survey and such other data are used by the President to evaluate the Company's executive compensation program, with respect to each of those components, in comparison with those offered by comparable companies, and to assist in the development of his recommendations for executive compensation. Such information and data is also used by the Board and the non-employee director in its functions described above.

COMPENSATION PLANS

  The principal components of, and policies with respect to, executive compensation are described below:

  Base Compensation. The Company generally adheres to a policy of paying base salaries to executive officers that are near the mid-range of compensation levels of comparable executives in comparable companies. The Board and the non-employee director, as the case may be, reviews the recommendations for executive officers' salaries provided to them, which recommendations, as noted, are based in part on an industry survey and on data with respect to compensation of executives with similar responsibilities in other public companies in the Company's industry. Other factors considered by the Board and the non-employee director, as the case may be, include the competitive environment, Company performance and experience level, position and responsibilities and individual performance of each executive officer.

  Annual Incentive Compensation Plan. The Company maintains an annual Employee Bonus Plan pursuant to which all of the Company's full-time employees (other than field sales employees receiving commissions), including executive officers, are eligible to receive a cash bonus. The plan is reviewed and approved annually by the Board. The amount of each bonus payable under the plan is determined based on the Company's financial performance (as specified in the plan), the employee's salary range and the employee's personal performance. The plan affords the executive officers the opportunity to earn a bonus which is a substantial percentage of their annual base compensation (up to 50% for most of the executive officers). The percentage for each of the executive officers (other than the President and Chief Executive Officer) is determined by the President, based on guidelines reviewed and approved by the Board. The percentage for the President and Chief Executive Officer is reviewed and approved by the Board. The Board believes that tying the payment of an annual bonus to the financial performance of the Company has had the desired effect of closely aligning the financial interests of the Company's executive officers with those of the Company's shareholders and is consistent with each of the executive compensation goals described above. The Company also pays bonuses, in the form of commissions, to its executive officers involved in sales activities based on their individual performance in such activities, usually against predetermined sales targets.

  Deferred Income Plan. The Company also maintains a Deferred Income Plan for its employees, including its executive officers. Under this plan, an amount equal to each employee's annual bonus is credited to a phantom account. The employee vests in each year's credited amount over a four year period at the rate of 25% per annum. Vested amounts have generally been paid annually, in cash, to the employee. The Company does not have an obligation to pay any vested amount if the Board determines that the Company's financial performance or cash requirements do not warrant such payment being made. However, vesting of the amounts in the phantom accounts will accelerate, and be paid, if a change of control of the Company occurs. This vesting arrangement creates a substantial incentive for executive officers to remain with the Company over the long-term and, in any event, not to leave the Company in anticipation of a change of control.

  Stock Options and Other Incentive Arrangements. The Board and the Independent Committee administer the Company's 1995 Stock Option and Incentive Plan (the "95 Plan"), under which options to purchase

Common Stock and other equity based incentives are granted to employees of the Company, including its executive officers. This plan is designed to attract, retain and motivate executive officers, as well as other employees, to increase the market value of the Common Stock.

  Subject to the provisions of the 1995 Plan and taking into account the recommendations of the President, the Independent Committee or the Board determines the employees to whom options will be granted and the number of shares subject to, and the terms of, each option. The number of options granted to an employee is related to his or her base salary and level of responsibility. All options have been granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant.

  To date, all options have been granted for a term of five or ten years, with vesting being cumulative, generally in four equal installments on each of the first four anniversary dates of the grant of the option. Vesting of options will accelerate if a change of control of the Company occurs. Because an option will provide compensation to an executive officer only if, and to the extent, the market price of the Common Stock increases over the exercise price of the option, the use of options, as part of the compensation packages of the executive officers, further closely aligns the financial interest of the Company's executive officers with those of the Company's shareholders. In addition, as a result of the vesting arrangements in each option grant, the participation of each executive officer in the option plan also fosters the executive's long-term interest in the financial performance of the Company and the Common Stock, as well as provides an incentive for the executive to remain with the Company, even in the face of a prospective change of control.

  Other Benefits. Executive officers also participate in other employee benefit programs, including health insurance, group life insurance and the 401(k) Plan. Under the 401(k) Plan, the Company makes matching contributions of 100% of a participant's contribution up to $1,000 per year per participant. In addition, executive officers, other than Mr. Krauter, are entitled to participate in the Company's Employee Stock Purchase Plan. Under that plan, each employee, including executive officers, subject to certain limits, may purchase Common Stock of the Company at a 15% discount from its fair market value in an amount up to 10% of his or her annual compensation.

CHIEF EXECUTIVE OFFICER COMPENSATION

  The process of determining the compensation for Mr. Krauter, the Company's President and Chief Executive Officer, and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of each of the Company's other executive officers. In particular, the Board considers the Company's financial performance, as well as the Chief Executive Officer's individual performance, in establishing his compensation. As much as approximately 50% (when taking into account the Employee Bonus Plan and Deferred Income Plan) of the Chief Executive Officer's potential aggregate annual cash compensation is based principally on the Company's financial performance.

February 1, 1998  BOARD OF DIRECTORS
                  Hal J Krauter, Chairman
                  Louis R. Adimare
                  George L. Bragg
                  James C. Castle

            AMENDMENTS TO THE 1995 STOCK OPTION AND INCENTIVE PLAN

  The 1995 Stock Option and Incentive Plan (the "1995 Plan") was approved by the Board in January 1995, and by the shareholders in May 1995. As of March 1, 1998, options to purchase 878,621 shares had been granted and were outstanding, and no shares remain available for future grants, under the 1995 Plan. The outstanding, options include a grant made in January 1998 to the Company's President, which grant is subject to the approval by the shareholders of the proposal to increase the number of shares authorized for issuance under the 1995 Plan.

PROPOSED AMENDMENT

  In January 1998, the Board approved an amendment to the 1995 Plan, increasing the number of shares reserved for issuance under the 1995 Plan by an additional 600,000 shares, subject to approval of the Company's shareholders. If this proposal is approved by the shareholders, an aggregate of 1,400,000 shares of Common Stock will be reserved for issuance under the 1995 Plan.

  The Board believes that the proposed amendment is appropriate in order to ensure that the Company has available for option grants that number of shares of Common Stock as may be necessary to attract, retain and motivate experienced and qualified executive officers and other key employees. If the proposed amendment were not approved, the Company would have no shares available for future grants under the 1995 Plan. For that reason, the Board recommends that the shareholders approve the proposed amendment.

GENERAL

  The purpose of the 1995 Plan is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for, or increasing, the proprietary interests of such employees in the Company. Every employee of, and consultant to, the Company of any of its subsidiaries is eligible to be considered for a grant of awards, including options, under the 1995 Plan. The maximum number of shares of Common Stock that presently may be issued pursuant to awards granted under the 1995 Plan is 800,000, subject to certain adjustments to prevent dilution. The maximum number of shares of Common Stock that may be issued to any one employee during any calendar year is 100,000.

  The 1995 Plan is administered by the Independent Committee of the Board and the Board. Subject to the provisions of the 1995 Plan, the Independent Committee and the Board have full and final authority to select the participants to whom such awards will be granted thereunder, to grant such awards, and to determine the terms and conditions of such awards, and the number of shares to be issued pursuant thereto.

AWARDS

  The 1995 Plan authorizes the Independent Committee to enter into any type of arrangement with an eligible participant that, by its terms, involves or might involve the issuance of (1) Common Stock, or (2) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the 1934 Act) or a similar right or interest, with an exercise or conversion privilege at a price either above, equal to, or below the fair market value of the Common Stock on the date of grant or with a value derived from the value of the Common Stock. The exercise or conversion price of any award that is intended to qualify as "performance based compensation" for purposes of Section 162(m) of the Code will not be less than fair market value of the Common Stock on the date of grant. To date, all awards under the 1995 Plan have been stock options with an exercise price equal to the fair market value of the Common Stock on the date of grant.

  Awards under the 1995 Plan are not restricted to any specified form or structure and may include arrangements such as sales and bonuses of stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative.

  An award granted under the 1995 Plan may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Independent Committee or the Board, upon the occurrence of specified events, such as change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. To date, all option grants under the 1995 Plan have provided for an acceleration of vesting upon the occurrence of an Acceleration Event, as defined below. Any stock option granted to an employee may be an incentive stock option or a non-qualified stock option.

  An award under the 1995 Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, and/or to pay all or part of such recipients' tax withholding obligations with respect to such issuance, by delivering cash, by delivering previously owned shares of capital stock of the Company or other property deemed acceptable by the Independent Committee or the Board, by reducing the amount of shares or other property otherwise issuable pursuant to the award, or by delivering a promissory note, the terms and conditions of which shall be determined by the Independent Committee or the Board. If an option granted under the 1995 Plan permitted the recipient to pay for the shares issuable pursuant thereto with previously owned shares, the recipient would be able to exercise the option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from each such transaction, to exercise an option for a larger number of shares with no more investment than the original shares delivered.

NON-EMPLOYEE DIRECTOR OPTIONS

  The 1995 Plan also provides for the automatic grant of stock options to non-employee directors ("Non-employee Director Options"). Each new non-employee director will automatically be granted, upon his or her election to the Board, an option for 15,000 shares of Common Stock. In addition, each year, on the first business day after the date of the annual meeting of shareholders of the Company (if the non-employee director has been a director of the Company since the prior annual meeting of shareholders), each non-employee director will automatically be granted an option to purchase 5,000 shares of Common Stock. The exercise price for each option is the Fair Market Value (as defined in the 1995 Plan) of the shares on the date of grant.

  One third of the shares of Common Stock subject to each Non-employee Director Option will become exercisable, cumulatively, on each of the first three anniversaries of the grant date; provided, however, that a Non-employee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a non-employee director as a result of death or total disability. In addition, all outstanding Non-employee Director Options will become exercisable in full on the first to occur of the following (an "Acceleration Event"):

(1) immediately prior to the consummation of a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the 1995 Plan are exchanged for or converted into cash, property and/or securities not issued by the Company;
(2) the dissolution or liquidation of the Company;
(3) the sale of all or substantially all of the property and assets of the Company; or
(4) the date of dissemination to the shareholders of a proxy statement or information statement disclosing a change in control of the Company.

  Each Non-employee Director Option granted under the 1995 Plan will expire upon the first to occur of the following:

(1) the first anniversary of the date upon which the optionee ceases to be a non-employee director as a result of death or total disability;
(2) the 90th day after the date upon which the optionee ceases to be a non-employee director for any reason other than death or total disability; or
(3) the tenth anniversary of the date of grant of such option.

PLAN DURATION

  The 1995 Plan became effective upon its adoption by the Board in January 1995. Awards may not be granted under the 1995 Plan after December 31, 2004. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award after December 31, 2014.

AMENDMENTS

  The Board may amend or terminate the 1995 Plan at any time and in any manner, except as follows:

(1) the recipient of any award may not be deprived of such award or any of his or her rights thereunder or with respect thereto, without his or her consent, as a result of any such amendment or termination; and
(2) the principal terms and conditions relating to the Non-employee Director Options may not be amended more than every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules under either, all as amended from time to time.

FEDERAL INCOME TAX TREATMENT

  The following is a brief description of the federal income tax treatment which will generally apply to awards made under the 1995 Plan, based on federal income tax laws on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of the reward. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise.

  Incentive Options. Pursuant to the 1995 Plan, employees may be granted options which are intended to qualify as incentive stock options ("Incentive Options") under the provisions of Section 422 of the Code. Non-employee Director Options are not intended to qualify as Incentive Options. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. Subject to the holding period requirements described below, the optionee generally recognizes capital gain or loss on the sale of the shares acquired upon the exercise of an Incentive Option equal to the difference between the sales price and the exercise price of such Incentive Option and the Company is not entitled to a deduction. However, if the optionee sells the shares acquired upon the exercise of an Incentive Option at any time within (1) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (2) two years after the date of grant of such Incentive Option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price of the shares of Common Stock or the fair market value of the shares of Common Stock on the date of exercise over the exercise price of such Incentive Option. In such case, the Company will generally be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by such Optionee.

  The amount by which the fair market value of the shares of Common Stock received upon exercise of an Incentive Option exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax rate" is equal to 26% on AMTI (reduced by certain exemption amounts) less than or equal to $175,000 in any year and 28% on the amount of AMTI in excess of $175,000.

  Nonqualified Options. The grant of an option or other similar right to acquire stock which does not qualify for treatment as an Incentive Option (a "Nonqualified Option") is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Awards Granted to Insiders, including Non-employee Directors," below.

  Special Rules for Awards Granted to Insiders, including Non-employee Directors. If an optionee is a director, officer or shareholder subject to
Section 16 of the 1934 Act (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income generally should be deferred until (and the amount of ordinary income should be determined, based on the fair market value (or the sales price in the case of a disposition) of the shares acquired by such exercise, upon) the earlier of the following two dates (the "16(b) Date"): (1) six months after the date of grant; or (2) the date upon which a disposition of the shares of Common Stock occurs, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise.

  Restricted Shares. Awards under the 1995 Plan may also include stock sales, stock bonuses or other grants involving "restricted shares". Unless the recipient makes an 83(b) Election, as discussed above, within 30 days after the receipt of the restricted shares, the recipient generally will not be taxed on the receipt of restricted shares until the restrictions on such shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the receipt of restricted shares, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the shares on the date of receipt over the purchase price. In the case of an Insider, the timing of income recognition (including the date used to compute the fair market value of shares) with respect to restricted shares may be deferred until the 16(b) Date, as described above in "Special Rules for Awards Granted to Insiders, including Non-employee Directors", unless the Insider makes a valid 83(b) Election.

  Miscellaneous Tax Issues. Awards may be granted under the 1995 Plan which do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards. The Company may be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 1995 Plan.

  With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

  Special rules apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the 1995 Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares.

  The terms of the agreements pursuant to which specific awards are made to employees under the 1995 Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Furthermore, in certain instances, the Company may be denied a deduction for compensation (including compensation attributable to awards made under the 1995 Plan) to certain officers of the Company to the extent their compensation exceeds $1 million in a given year.

  The foregoing brief summary of the effect of federal income taxation upon the participants and the Company with respect to the award and exercise of options and other equity-based incentive arrangements under the 1995 Plan and the disposition of shares so acquired does not purport to be complete. Reference should made to the applicable provisions of the Code and the related regulations for detailed information concerning the tax effects of each such transaction. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside or the Company is located.

PARTICIPATION IN THE 1995 PLAN BY EXECUTIVE OFFICERS, OTHER EMPLOYEES AND NON-EMPLOYEE DIRECTORS

  Although, pursuant to the terms of the 1995 Plan, all employees and non-employee directors of the Company and its subsidiaries, are eligible to receive option or other incentive grants under the plan, the Company, as a matter of compensation policy, has limited grants under the plan to its key employees, including executive officers and non-employee directors. Accordingly, as of March 1, 1998, a total of 48 persons were eligible to receive grants under the 1995 Plan. Grants will be made only with the approval of the Independent Committee or the Board. Because all grants under the 1995 Plan to executive officers and other employees are discretionary, future grants to eligible participants are not determinable. As described above, the grant of options to non-employee directors is non-discretionary and will be made automatically as provided in the 1995 Plan.

  Certain executive officers of the Company have been granted stock options under the 1995 Plan. The following able sets forth the options granted under the 1995 Plan as of March 1, 1998.

                                 PLAN BENEFITS
                     1995 STOCK OPTION AND INCENTIVE PLAN

                                                                      NUMBER
                                                           DOLLAR       OF
                   NAME AND POSITION                     VALUE($)(1) UNITS(2)
                   -----------------                     ----------- --------
Hal J Krauter...........................................      --     200,000(3)
 President and
 Chief Executive Officer
Robert J. Kearns, III...................................      --           0
 Executive Vice President and
 Chief Operating Officer
Steven L. Yeffa.........................................      --      50,750(4)
 Vice President, Finance
 and Chief Financial Officer
Dorian Jay DiMarco......................................      --      61,050(5)
 Vice President, Corporate Marketing
 and New Vendor Programs
Steven L. Pressler......................................      --      50,000(6)
 Vice President, National
 Director of Leasing
Executive Group.........................................      --     519,300
Non-Executive Director Group............................      --     145,000(7)
Non-Executive Employee Group............................      --     387,750

--------
(1) The value of the Common Stock, as of March 1, 1998, is $26.125 per share.
(2) Except as specified to the contrary below, these options are generally exercisable cumulatively at a rate of 25% per year on each of the first four anniversaries of its grant date.
(3) Stock option granted with respect to 100,000 shares on January 25, 1995, with an exercise price of $7.75 and expiration on January 25, 2005. The option is exercisable cumulatively over eight quarters, at 12.5% per quarter, on each April 25, July 25, October 25 and January 25. Stock option granted with respect to 100,000 shares on January 21, 1998, with an exercise price of $25.4375 and an expiration on January 21, 2008, subject to shareholder approval of the amendment to the 1995 Plan described in this Proxy Statement.
(4) Stock option granted with respect to 750 shares on January 25, 1995, with an exercise price of $7.75 and an expiration on January 25, 2005. Stock option granted with respect to 25,000 shares on April 23, 1997, with an exercise price of $9.75 and an expiration on April 23, 2007. Stock option granted with respect to 25,000 shares on October 22, 1997, with an exercise price of $19.50 and an expiration date of October 22, 2007.
(5) Stock option granted with respect to 1,050 shares on January 25, 1995, with an exercise price of $7.75 and an expiration on January 25, 2005. Stock option granted with respect to 60,000 shares on August 19, 1997, with an exercise price of $16.25 and an expiration on August 19, 2007, exercisable cumulatively at a rate of 25% on December 31, 1997 and on each of the first three anniversaries of the grant date.
(6) Stock option granted on January 23, 1996, with an exercise price of $14.00 and an expiration on January 23, 2006.
(7) Mr. Adimare holds a stock option for 90,000 shares granted to him while he was an officer of the Company, on January 25, 1995, with an exercise price of $7.75, expiring on January 25, 2005, and exercisable cumulatively over eight quarters, at 12.5% per quarter, on each April 25, July 25, October 25 and January 25. Stock options for 10,000 shares granted to each of Messrs. Adimare, Bragg and Castle: (i) 5,000 shares on May 31, 1996, with an exercise price of $16.50, expiring on May 31, 2006; and (ii) 5,000 shares on May 29, 1997, with an exercise price of $14.50, expiring on May 29, 2007. Stock options for 5,000 shares granted to each of Messrs. Bragg and Castle on May 4, 1995, with an exercise price of $10.00, expiring on May 4, 2005. Stock option for 15,000 shares granted to Mr. Nevitt on February 27, 1998, with an exercise price of $26.125, expiring on February 27, 2008.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock is present, is required for approval of this proposal.

BOARD RECOMMENDATION

  The shareholders of the Company are being asked to approve an amendment to the 1995 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 800,000 to 1,400,000 shares. For the reasons noted above, the Board believes that it is in the best interests of the Company and its shareholders to approve this amendment of the 1995 Plan.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDING THE 1995 STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 800,000 TO 1,400,000.

                         INCREASE IN AUTHORIZED SHARES

  The Board has adopted, and declared it to be advisable that the shareholders of the Company approve, an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to 60,000,000 shares, and has directed that such proposed amendment be submitted to the shareholders of the Company for their approval at the Meeting.

  As of March 1, 1998, there were 8,202,101 shares of Common Stock issued and outstanding. An aggregate of 3,859,771 shares of Common Stock remain reserved for issuance in connection with the 6 7/8% Convertible Subordinated Notes Due 2003 issued by the Company in October 1996 (convertible into shares of the Common Stock of the Company at any time through maturity, unless previously redeemed or repurchased), and under the Company's stock option plans and 1994 Employee Stock Purchase Plan (including 600,000 shares of Common Stock with respect to the 1995 Plan subject to shareholder approval, as described at "Amendments to the 1995 Stock Option and Incentive Plan" below). Accordingly, if such shareholder approval is obtained, there will be 7,938,128 authorized, unissued shares of Common Stock not reserved for issuance. The Company has authorized 5,000,000 shares of Preferred Stock, none of which are issued and outstanding.

  The Board believes that it is prudent and in the best interest of the Company and its shareholders to have additional authorized shares of Common Stock readily available for issuance in connection with future financing transactions, acquisitions, stock splits, stock dividends, and stock issuances pursuant to employee benefit plans and the Company's Rights Plan (see "Reincorporation in Delaware--Preferred Stock Rights Plan" below), and other appropriate corporate opportunities and purposes. Having such shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay of a special shareholders meeting. However, the Company has no agreements, commitments or understandings at this time with respect to the issuance of additional shares of Common Stock, which would be made possible by the proposed amendment, in connection with any financing transaction, acquisition, stock dividends, employee benefit plan, the Rights Plan or other transaction.

  No further shareholder vote may be required to issue any of the additional shares subject to the proposed amendment. Such shares could be issued at such prices and under such circumstances as would have a dilutive effect on the equity ownership of the present holders of the Common Stock. The additional shares also could be used to discourage or make more difficult an acquisition or change of control of the Company. See "Reincorporation in Delaware-- Preferred Stock Rights Plan" below. Nevertheless, for the reasons noted above, the Board believes it is in the best interest of the Company to approve the amendment.

  If the Reincorporation Proposal, described in "Reincorporation in Delaware" below, is approved, the increase in capital proposed herein will likewise be deemed authorized for the Company as a Delaware corporation (the "Delaware Company"), and the Delaware Company's Certificate of Incorporation will be amended to provide authorized capitalization of 60,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value. If the Reincorporation Proposal is approved, but this proposal to increase the authorized shares of Common Stock of the Company is not approved, the current capitalization of the Company will carry over to the Delaware Company, which will, as a result, have authorized capitalization of 20,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock.

  Under the proposed Certificate of Incorporation for the Delaware Company, as under the Company's present Articles of Incorporation, the Board has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock, including the number of shares of Common Stock that may be issued upon the conversion of any such shares, and to fix the number of shares constituting any such series and to determine the designation thereof.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock is present, is required for approval of this proposal.

BOARD RECOMMENDATION

  The shareholders of the Company are being asked to approve an amendment to the Company's Articles of Incorporation to increase the number of shares authorized for issuance thereunder from 20,000,000 to 60,000,000. For the reasons noted above, the Board believes that it is in the best interests of the Company and its shareholders to approve this amendment to the Company's Articles of Incorporation.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDING THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 20,000,000 TO 60,000,000.

                          REINCORPORATION IN DELAWARE

GENERAL

  The Board of Directors of the Company (the "Board") has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the Company's corporate domicile. As discussed below, through the implementation of the Reincorporation Proposal, the Company will gain the greater flexibility afforded by Delaware corporate law and the increased predictability offered by the substantial body of case law interpreting that law. The Proposed Reincorporation should also enhance the Company's ability to retain and, if necessary, attract qualified directors, although, to date, the Company has not experienced difficulty in retaining directors.

  The Proposed Reincorporation would be effected by merging the Company (hereinafter sometimes referred to as the "California Company") into a newly-formed Delaware corporation which, before the merger (the "Merger"), will be a wholly-owned subsidiary of the California Company (the "Delaware Company"). Upon completion of the Merger, the California Company will cease to exist and the Delaware Company will continue to operate the business of the Company under the name Leasing Solutions, Inc. The Proposed Reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

  Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), attached as Appendice A to this Proxy Statement, on the effective date of the Proposed Reincorporation, each outstanding share of Common Stock of the California Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the California Company will automatically become shareholders of the Delaware Company. On the effective date of the Proposed Reincorporation, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the California Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option, or right to acquire shares of Common Stock of the California Company will be assumed by the Delaware Company and thereby become an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as provided in the original options or rights. All of the Company's employee benefit plans, including the 401(k) Profit Sharing Plan, the 1994 Employer Stock Purchase Plan, the 1986 Stock Option Plan and the 1995 Stock Option and Incentive Plan, will be assumed and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the Proposed Reincorporation will constitute approval of the assumption of those plans by the Delaware Company.

  Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE DELAWARE COMPANY. However, shareholders may exchange their certificates if they so choose. The Common Stock of the Company is listed for trading on the New York Stock Exchange and, after the Merger, the Company's Delaware Common Stock will continue to be traded on the New York Stock Exchange without interruption, under the same symbol ("LSN").

  The Company proposes to retain as a part of the Proposed Reincorporation certain measures already in place under the Company's current California charter and other documents, which measures are designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, and the Board is not aware of any attempt to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. See "Anti-Takeover Measures" below.

  If the Reincorporation Proposal is approved by the shareholders, it is anticipated that the reincorporation would be completed in the near future and, in any event, during 1998. The Proposed Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board, and the Board of Directors of the Delaware Company, in the case of an amendment, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Common Stock.

  The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of the Delaware Company and the Bylaws of the Delaware Company, copies of which are attached hereto as Appendices A, B and C, respectively.

  APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE DELAWARE COMPANY AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

  In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that the shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

  For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to changing business needs and to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

  The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

  In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by

Delaware will enable it to retain existing directors and to compete more effectively with other public companies in attracting new directors.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

  In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the Company's Articles of Incorporation, as amended (the "California Articles") and the Company's Bylaws (the "California Bylaws"), which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Leasing Solutions, Inc., 10 Almaden Boulevard, Suite 1500, San Jose, California 95113, Attention: Corporate Secretary.

  If the Reincorporation Proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "Application of California Law After Reincorporation"). The California Articles and California Bylaws will, in effect, be replaced by the Certificate of Incorporation of the Delaware Company (the "Delaware Certificate") and the bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C, respectively, to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the Reincorporation Proposal.

  A number of differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

Limitations on           Delaware law permits the     California law contains
Director Liability       limitation of liability      additional exceptions to
(see page 29).           of directors to the          the liability
                         Company except in            limitations of
                         connection with: (i)         directors. See
                         breaches of the duty of      "Indemnification and
                         loyalty; (ii) acts or        Limitation of
                         omissions not in good        Liability--Limitations
                         faith or involving           on Director Liability."
                         intentional misconduct
                         or knowing violations of
                         law; (iii) the payment
                         of unlawful dividends or
                         unlawful stock
                         repurchases or
                         redemptions; or (iv)
                         transactions in which a
                         director received an
                         improper personal
                         benefit.

Indemnification of       Delaware law permits         California law permits
Directors and            somewhat broader             indemnification under
Officers (see page       indemnification and          certain circumstances,
30).                     could result in              subject to certain
                         indemnification of           limitations. See
                         directors and officers       "Indemnification and
                         in circumstances where       Limitation of
                         California law would not     Liability--
                         permit indemnification.      Indemnification of
                                                      Directors and Officers."

Cumulative Voting        Cumulative voting is not     Cumulative voting is
for Directors (see       available under Delaware     mandatory upon notice
page 32).                law because it is not        given by a shareholder
                         provided for in the          at a shareholders'
                         Delaware Certificate.        meeting at which
                                                      directors are to be
                                                      elected. California law
                                                      permits corporations
                                                      whose stock is listed on
                                                      a national exchange to
                                                      eliminate cumulative
                                                      voting.

Number of Directors      Pursuant to the Delaware     Determined by the Board
(see page 32).           Certificate, determined      within a range set in
                         solely by resolution of      the California Bylaws.
                         the Board.                   Changes in the
                                                      authorized range must be
                                                      approved by the
                                                      shareholders.

Removal of Directors     Delaware law and the         California law permits
by Shareholders (see     Delaware Certificate and     the removal of a
page 33).                Bylaws permit removal of     director with or without
                         directors with or            cause by affirmative
                         without cause by             vote of a majority of
                         affirmative vote of a        the outstanding shares,
                         majority of the              provided that shares
                         outstanding shares of        voting against removal
                         voting stock entitled to     could not elect such
                         vote at an election of       director under
                         directors.                   cumulative voting.

Filling Board            Delaware law provides        California law permits
Vacancies (see page      for the Delaware Court       (i) any holder of 5% or
33).                     of Chancery to order an      more of the
                         election to fill a           corporation's voting
                         vacancy on the Board         stock, or (ii) the
                         upon the application of      superior court of the
                         the holders of 10% of        appropriate county, to
                         the outstanding shares       call a special meeting
                         having a right to vote       of shareholders to elect
                         for such directors if,       the entire board if,
                         at the time of filling       after filling any
                         such vacancy, the            vacancy, the directors
                         directors then in office     then in office who have
                         constitute less than a       been elected by the
                         majority of the entire       shareholders constitute
                         board as constituted         less than a majority of
                         immediately prior to any     the directors then in
                         increase. Otherwise, the     office. Otherwise, the
                         Board may fill such          Board may fill such
                         vacancy.                     vacancy.

Action by Written        Action by written            Action by written
Consent of               consent is not permitted     consent is permitted by
Shareholders in Lieu     by the Delaware              California law provided
of a Shareholder         Certificate unless           that such action is
Vote at Shareholder      shareholders holding no      taken by no less than
Meeting (see page        less than 75% of the         the minimum number of
33).                     total voting power of        votes necessary, if
                         the outstanding shares       taken at a meeting,
                         entitled to vote (the        provided that directors
                         "Voting Stock") on such      may be elected only by
                         action, if taken at a        unanimous written
                         meeting, approve the         consent.
                         action. Otherwise, all
                         shareholder actions must
                         take place by a
                         shareholder vote at a
                         meeting of shareholders.

Tender Offer Statute     Restricts hostile two-       No comparable statute.
(see page 34).           step takeovers.

Amendment of             Amendments to the            Amendments to provisions
Certificate (see         Delaware Certificate         relating to the
page 38).                require approval by a        establishment of the
                         simple majority of the       number of directors,
                         Voting Stock of the          advance notice of
                         Company.                     shareholder proposals
                                                      and nominations,
                                                      shareholder action
                                                      without a meeting, and
                                                      cumulative voting
                                                      require approval by a
                                                      simple majority of the
                                                      Voting Stock of the
                                                      Company.

Loans to Officers        Board may authorize, if      Loans must be approved
and Directors (see       reasonably expected to       or ratified by a
page 39).                benefit the Company.         majority of the
                                                      outstanding shares.

Class Vote for           Generally not required       A reorganization must
Reorganizations (see     unless a reorganization      generally be approved by
page 39).                is effected by amendment     a majority vote of each
                         to the certificate of        class of shares
                         incorporation and            outstanding.
                         adversely affects a
                         specific class of
                         shares.

Right of                 Permitted for any            Permitted for any
Shareholders to          purpose reasonably           purpose reasonably
Inspect Shareholder      related to such              related to such
List (see page 39.)      shareholder's interest       shareholder's interest
                         as a shareholder.            as a shareholder. Also,
                                                      such inspection is an
                                                      absolute right for 5%
                                                      shareholders and certain
                                                      1% shareholders.

Appraisal Rights         Generally available if       Available in certain
(see page 39).           shareholders receive         circumstances if the
                         cash in exchange for the     holders of 5% of the
                         shares and in certain        class assert such
                         other circumstances, but     rights.
                         only in mergers.

Dividends (see page      Payable only out of          Generally limited to the
40).                     surplus (as defined          greater of (i) retained
                         under Delaware law) and,     earnings, or (ii) an
                         in certain                   amount which would leave
                         circumstances, net           the Company with assets
                         profits.                     of 125% of liabilities
                                                      and current assets of
                                                      100% of current
                                                      liabilities.

Other.                   Responsive legislature
                         and larger body of
                         corporate case law in
                         Delaware provides more
                         predictable corporate
                         legal environment in
                         Delaware.

INDEMNIFICATION AND LIMITATION OF LIABILITY

  Limitations on Director Liability.

  Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

  The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

  The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

  Shareholders should recognize that the Delaware Certificate effected by the Proposed Reincorporation is designed, in part, to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence if a director fails to satisfy the director's fiduciary duty. As a result, an action for monetary damages against a director for breach of fiduciary duty would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his or her conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board's decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board, such remedies may not be timely or adequate to prevent or redress injury in all cases.

  The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Reincorporation Proposal should sustain the Board's continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

  Indemnification of Directors and Officers.

  The California Bylaws and Delaware Bylaws relating to indemnification similarly require that the Company and the Delaware Company, respectively, indemnify its directors and its officers to the fullest extent permitted by the respective state law; provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such Bylaws permit the Company and the Delaware Company to provide indemnification to their other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware Bylaws contain provisions similar to the California Bylaws with respect to advances in that the Delaware Company is required to advance expenses to a person with respect to any proceeding contingent on such person's commitment to repay such advances if it is determined ultimately that such person is not entitled to be indemnified.

  California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

  California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made to a person when such person is adjudged liable to the corporation in the performance of such person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall so determine, and (b) no indemnification may be made to a person, without court approval, in respect of amounts paid or expenses incurred by such person in settling or otherwise disposing of a threatened or pending action or amounts incurred by such person in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses (including judgments and amounts paid in settlement) without court approval in third-party actions, but limits indemnification in derivative actions to expenses (but not judgments and amounts paid in settlement) and requires court approval for such indemnification in derivative actions if the person is adjudged liable to the corporation.

  Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors or a committee thereof, independent legal counsel (if selected by such directors or if there are no such directors) or by a vote of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

  Indemnification is permitted by both California and Delaware law only if a requisite standard of good faith conduct is met, as determined by a majority vote of the disinterested directors, or a committee thereof, independent legal counsel (if selected by such directors or, if there are no such directors, by vote of the shareholders).

  California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

  A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits such non-exclusive indemnification not prohibited by statute, if authorized in the Company's charter. The California Articles contain such an enabling provision, and the Company has entered into an Indemnification Agreement with each of its officers providing for such extended indemnification not otherwise prohibited by statute. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Articles or the California indemnification statutes. If the Reincorporation Proposal is approved, the Company intends to enter into indemnification agreements with its officers and directors providing for such broader rights.

  The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the Proposed Reincorporation. Nevertheless, the Board has recognized, in considering this Reincorporation Proposal, that (a) the individual directors have a personal interest in having Delaware law apply to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a matter which occurs after the reincorporation, and (b) the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which it would not incur if it were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors, thus benefitting the interests of the Company and its shareholders.

  There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be differently affected if the Company currently were subject to the provisions of Delaware law rather than California law.

  California and Delaware law, the California Bylaws and the Delaware Bylaws, as well as any indemnification agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended, (the "Securities Act") or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The Board has been advised that, in the opinion of the Securities and Exchange Commission (the "SEC"), indemnification for liabilities arising under the Securities Act and the Exchange Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

CUMULATIVE VOTING FOR DIRECTORS

  Cumulative voting permits each shareholder entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected, multiplied by the number of shares of such stock he or she holds. The holder may allocate all votes to a single candidate or may allocate those votes among as many candidates as he or she chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Company. The elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Board.

  Under California law, cumulative voting in the election of directors is mandatory upon notice of intent to vote cumulatively being given, prior to the voting, by a shareholder at a shareholders' meeting at which directors are to be elected. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a corporation, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the corporation's shares are listed on a national stock exchange or traded on the NASDAQ National Market and are held by at least 800 shareholders. The Company has not amended its articles or bylaws to eliminate cumulative voting.

  Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

NUMBER OF DIRECTORS

  California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the board of directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a board of directors that may vary between four and seven members, inclusive, and the Board has fixed the exact number of directors at five. California law also requires that any change in the range of a variable board of directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than three cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require that any amendment reducing the minimum number of directors cannot be adopted if votes cast against are equal to more than 16 2/3% of the outstanding shares entitled to vote.

  Delaware law allows the number of persons constituting the board of directors to be fixed by the bylaws or the certificate of incorporation or in such manner as is directed by either document. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board by resolution; there is no minimum or maximum number of directors and no shareholder vote required to change the number.

REMOVAL OF DIRECTORS

  Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, unless the shares voted against removal would be sufficient to elect the director under cumulative voting. Under Delaware law, unless the board is classified or cumulative voting is permitted, a director can be removed from office with or without cause during his term by the holders of a majority of the shares then entitled to vote at an election of directors.

FILLING BOARD VACANCIES

  Under California law, any vacancy on a board of directors, including those created by an increase in the number of authorized directors, other than one created by removal of a director, may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. The California Articles and Bylaws do not permit directors to fill vacancies created by removal of a director.

  Under Delaware law, any vacancy on a board of directors, including such newly created directorships, may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy.

  The proposed Delaware Bylaws provide that each vacancy shall, unless the Board determines by resolution that such vacancy be filled by the shareholders, be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

  Under California and Delaware law, shareholders may take action by written consent in lieu of a shareholder meeting. Both California and Delaware law permit a corporation to eliminate such actions by written consent in its charter. The Delaware Certificate provides that any action by written consent of shareholders must be approved by shareholders holding at least 75% of the total number of votes entitled to act upon such matter.

  Requiring such supermajority approval for shareholder action by written consent may make taking such action more difficult and will effectively require shareholders holding more than a majority in interest, but less than 75%, of the Company's outstanding voting power to wait until the next shareholders' meeting to take action, rather than do so immediately by written consent. This, in turn, may deter hostile takeover activities that a holder or group of holders controlling a majority in interest of the Delaware Company's stock may attempt, including, for example, amending the Delaware Bylaws or removing directors. Unless such holder or group could gather the 75% super-majority necessary to take action by written consent, such holder or group would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware Bylaws, will enhance the Board's opportunity to fully consider, and effectively negotiate, a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

  There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

  The Delaware Bylaws provide that, in order for director nominations or shareholder proposals to be properly brought before the annual meeting, the shareholder must have delivered timely notice of such nomination or proposal to the Secretary of the Delaware Company. To be timely under the Delaware Bylaws, the stockholder's notice must be delivered not less than 120 days prior to the anniversary of the mailing date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If no annual meeting was held in the previous year or the date of such annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by a stockholder to be timely must be given not less than 90 days prior to the upcoming annual meeting (or within 10 days following public announcement of the meeting date). Proper notice under the federal securities laws with respect to a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the annual meeting and have the opportunity to consider each proposal in advance of the annual meeting.

ANTI-TAKEOVER MEASURES

  Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts. Certain of such measures are either not currently permitted, or must be more narrowly drawn, under California law. Among these measures are the elimination of the ability of the shareholders to remove directors without cause and the elimination of the right of shareholders to call special shareholders' meetings. The Board has not eliminated those rights of the shareholders in the Delaware Certificate and the Delaware Bylaws. In addition, shareholder rights plans ("poison pills") similar to the Company's plan described below have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

  As discussed herein, certain provisions of the Delaware Certificate and Delaware Bylaws could be considered to be anti-takeover measures. The California Company currently has a preferred stock shareholder rights plan (the "Rights Plan") which will be assumed by the Delaware Company upon completion of the Merger if the shareholders vote to approve the Reincorporation Proposal. See "Preferred Stock Rights Plan." The Company does not have any present intention of adopting any further anti-takeover measures, nor does the Board have knowledge that any attempt to gain control of the Company is being contemplated. As discussed above, numerous differences between California and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unsolicited takeover attempts of the Company.

  One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of Delaware corporations. California has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder, the board of directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the Voting Stock, or (iii) the business combination is approved by the board of directors and authorized by 66% of the outstanding Voting Stock which is not owned by the interested shareholder. An interested shareholder generally is any person that is the owner of 15% or more of the outstanding Voting Stock. Any corporation may decide to opt out of the statute in its original certificate of incorporation or by a shareholder-approved amendment to the certificate or the by-laws (provided that such amendment generally will not be effective for 12 months and will not apply to an interested shareholder who became such prior to the amendment's adoption). The Company has no present intention of opting out of the statute.

  The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of a temporarily depressed price for the Company's stock; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits. Furthermore, takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and may present terms less favorable to all of the shareholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its shareholders. In a transaction in which a potential acquiror must negotiate with an independent board of directors, the Board can and should take account of the underlying and long-term values of the Company's business relationships and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in its stock price and equality of treatment of all shareholders.

  Despite the belief of the Board as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value. For example, as a result of such effects of the Reincorporation Proposal, an unsolicited tender offer for the Company's stock may be deterred. However, such anti-takeover effects already exist to some extent because of the California Company's Rights Plan. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board and management.

  Although the Company has no present intention of adopting any further anti-takeover measures, there can be no assurance that the Board would not adopt in the future any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions, if they were not deterred, may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

  The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to the shareholders by providing all of the shareholders with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts, and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms, are in the best interests of the Company and its shareholders.

  In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the Proposed Reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult, and therefore less likely, an unapproved takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

  It should be noted that, as is the case presently with the California Company, the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Board of the Delaware Company. Accordingly, if the Board of the Delaware Company so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms, including the right to elect additional directors to the Board of the Delaware Company, which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control. Accordingly, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company.

  Whether or not the Reincorporation Proposal is approved, it is not the present intention of the Board to seek shareholder approval prior to any issuance of Preferred Stock or Common Stock of the Company, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Company and its shareholders. The Board does not intend to issue any Preferred Stock except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

PREFERRED STOCK RIGHTS PLAN

  In September 1997, the Board declared a dividend, payable to shareholders of record at the close of business on October 3, 1997 (the "Record Date"), of one preferred stock purchase right (a "Right") for each outstanding share of Common Stock of the Company. Each Right, when exercisable, entitles the holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company (the "Preferred Shares") at a price of $95.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment as described below. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A., as Rights Agent.

  Initially, the Rights will not be exercisable and will be evidenced only by the Common Stock certificates representing the shares of Common Stock then outstanding. The Rights will become exercisable and will become transferable apart from the Common Stock on a date (the "Distribution Date") that is the earlier of the close of business on the tenth business day following (i) a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired or obtained the right to acquire, in a transaction or series of transactions not approved by the Board, beneficial ownership of 20% or more of then outstanding shares of Common Stock (the "Shares Acquisition Date"), or (ii) the commencement of a tender or exchange offer by any person (other than the Company or an employee benefit plan of the Company or any of its subsidiaries) for 20% or more of the outstanding shares of Common Stock.

  Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights will be transferred only with the Common Stock certificates to which the Rights relate. New Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference, and the surrender for transfer of any certificates for Common Stock outstanding on or after the Record Date, with or without such notation, will also constitute the transfer of the Rights related to the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will evidence the Rights.

  The Rights are not exercisable until the Distribution Date. The Rights will expire in September 2007 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

  The Purchase Price payable, and the number of shares of Preferred Stock (or the number and kind of other securities or property, as the case may be) issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock, with a conversion price, less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the shares of Common Stock or a stock dividend on the shares of Common Stock payable in shares of Common Stock or subdivisions, consolidations, or combinations of the shares of Common Stock occurring, in any such case, prior to the Distribution Date.

  Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100.00 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each Preferred Share will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

  In the event that a person becomes an Acquiring Person (except pursuant to an offer for outstanding shares of Common Stock which the Continuing Directors (as defined below) determine to be fair to, and otherwise in the best interest of, the Company and its shareholders), each holder of a Right (other than Rights beneficially owned by the Acquiring Person) will thereafter have the right to receive upon exercise of the Right at the then current Purchase Price of the Right, that number of shares of Common Stock (or in certain circumstances, cash or other securities or property) having a market value of two times the Purchase Price of the Right. Notwithstanding the foregoing, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by an Acquiring Person (or any of its affiliates or associates, as defined) will be null and void. The Rights are, however, not exercisable until such time as the Rights are no longer redeemable by the Company.

  In the event that, after the Rights become exercisable, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation, or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise thereof and payment of the then current Purchase Price, the number of shares of Common Stock of the acquiring company having a market value equal to two times the Purchase Price of the Right.

  At any time after a person or group of affiliated or associated person becomes an Acquiring Person, and until the beneficial ownership level of such Acquiring Person, together with all affiliates and associates of such Acquiring Person, reaches 50%, the Board may exchange the Rights (other than the Rights held by the Acquiring Person, affiliates or associates of the Acquiring Person and certain other persons whose Rights can be traced to an Acquiring Person), in whole or in part, at an exchange ratio of one share of Common Stock per Right. The exchange must also be approved by a majority of the Continuing Directors.

  At any time prior to the close of business on the tenth business day following the Shares Acquisition Date, the Company may redeem the Rights, in whole but not in part, at a redemption price of $0.01 per Right. Under certain circumstances, the redemption must also be approved by a majority of the Continuing Directors. Immediately upon the action of the Board to redeem the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share), and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading day prior to the date of exercise.

  The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person or an affiliate or associate of an Acquiring Person or any representative of the foregoing entities.

  Until the Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

  At any time prior to the Distribution Date, the Board may amend any provision of the Rights Agreement in any manner, including to change the Purchase Price, without the approval of the holders of the Common Stock. Thereafter, subject to certain limitations, the Board (with the concurrence of the Continuing Directors) may amend the Rights Agreement without the approval of the holders of the Common Stock in order to cure any ambiguity, to make changes which do not adversely affect the interest of holders of Rights (excluding the interest of any acquiring person), or to shorten or lengthen any time period under the Rights Agreement.

AMENDMENT OF CERTIFICATE

  Under both California law and Delaware law and the California Articles and the Delaware Certificate, amendments to the articles of incorporation or certificate of incorporation require both Board approval and, generally, the affirmative vote of the holders of a majority of the Voting Stock of the Company. However, any amendment to the Delaware Certificate with respect to required super-majority votes for shareholder action by written consent requires the approval of holders of 75% of the Voting Stock of the Company.

AMENDMENT OF BYLAWS

  The California Bylaws may be amended or repealed by the Board or by the holders of a majority of the outstanding stock of the Company entitled to vote, except that the Board may not change the authorized range of directors. Upon the effectiveness of the Reincorporation Proposal, the Delaware Bylaws may be adopted, amended or repealed by the Delaware Board, or by the holders of a majority of the voting power of the outstanding stock of the Delaware Company.

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

  California law provides that any loan or guaranty by a California corporation (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any of its officers or directors, or any employee benefit plan of a California corporation authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of such corporation. Under Delaware law, a Delaware corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

CLASS VOTE FOR CERTAIN REORGANIZATIONS

  With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares or changes the par value or authorized number of such shares.

  California law also requires that holders of a California corporation's common stock receive nonredeemable common stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50%, but less than 90%, of its common stock, unless all of the holders of its common stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters rights. Delaware law has no comparable provision.

INSPECTION OF SHAREHOLDER LISTS

  California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's Voting Stock or shareholders holding 1% or more of such shares who have filed a
Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

APPRAISAL RIGHTS

  Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and consolidations (and, under California law, certain other reorganizations) may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

  Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the Reincorporation Proposal.

  Under Delaware law, appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders, if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

VOTING AND APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

  Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its authorized and unissued stock, whether in exchange for assets or stock, or in a merger of the target with a subsidiary of the corporation. California law treats these types of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

DIVIDENDS

  Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or
(ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (as defined under Delaware law) or, in certain circumstances, out of net profits for the current and/or immediately preceding fiscal years. The Company has never paid cash dividends and has no present plans to do so.

APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

  Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the New York Stock Exchange. Following the Proposed Reincorporation, the Common Stock of the Delaware Company will continue to be traded on the New York Stock Exchange and, accordingly, the Delaware Company will be exempt from Section 2115.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

  The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

VOTE REQUIRED

  The affirmative vote of the outstanding shares of Common Stock entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock is present, is required for approval of this proposal.

BOARD RECOMMENDATION

  The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the California Corporations Code and to the Delaware General Corporation Law. In addition, both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

  A vote "FOR" the Reincorporation Proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, assumption of the indemnification agreements as amended to conform to Delaware law, the adoption and assumption by the Delaware Company of each of the Company's stock option and employee benefit plans and all other aspects of this Reincorporation Proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION OF THE COMPANY IN DELAWARE AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS.

                            STOCK PERFORMANCE GRAPH

  Set forth below is a graph comparing the cumulative return to the Company's shareholders of an investment in the Common Stock with the cumulative return of the NASDAQ National Market Index (U.S. only) and the NASDAQ Financial Stocks Index for the period commencing March 30, 1993 (the Company's initial public offering date) and ending December 31, 1997 (the last day of the Company's 1997 fiscal year). Although the Common Stock was listed on the New York Stock Exchange on November 14, 1997, the cumulative return to the Company's shareholders is compared to the performance of NASDAQ stocks because the Company's Common Stock was listed on the NASDAQ National Market for over 85% of the trading days in 1997. No assurances can be given that the return to the Company's shareholders on the Common Stock over the specified period will be indicative of future returns to its shareholders on the Common Stock.

    LOGO
                              [PERFORMANCE GRAPH]

                                                               NASDAQ   NASDAQ
                                                              NATIONAL FINANCIAL
                            DATE                          LSN  MARKET   STOCKS
                            ----                          --- -------- ---------
   03/30/93.............................................. 100   100       100
   12/31/93.............................................. 200   113       106
   12/30/94.............................................. 138   111       107
   12/29/95.............................................. 300   157       155
   12/31/96.............................................. 515   193       199
   12/31/97.............................................. 478   237       305

--------
* Assumes $100 was invested on March 30, 1993 (the date of the Company's initial public offering of its Common Stock) in the Common Stock and in each index, and that any dividends were reinvested. The Company has not paid any dividends on the Common Stock.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules promulgated thereunder, executive officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock are required to file with the Securities and Exchange Commission and furnish to the Company reports of ownership and changes in ownership of the Common Stock. Based solely on its review of the copies of such reports received by it with respect to the year ended December 31, 1997, the Company believes that, except as described below, all reports required to be filed by such reporting persons during or with respect to the year ended December 31, 1997, were timely filed. Louis Adimare filed a Form 4 in December 1997, reporting the disposition of 50,000 shares of Common Stock, which disposition should have been reported in a Form 4 filed in November 1997. Hal J Krauter and Steven L. Yeffa each filed a Form 5 in February 1998, reporting the acquisition of 100 shares of Common Stock, which acquisitions should have been reported in a Form 4 filed in December 1997. Mr. Yeffa filed a Form 5 in February 1998, reporting the exercise of an option to purchase 5,000 shares of Common Stock, and the same-day sale of 5,000 shares of Common Stock, which exercise of options and disposition of shares should have been reported in a Form 4 filed in December 1996. Glenda Allen filed a Form 4 in March 1998, reporting the disposition of 2,375 shares of Common Stock in November 1997, which disposition of shares should have been reported in a Form 4 filed in December 1997. Ian Harrison filed a Form 4 in March 1998, reporting the acquisition of 100 shares of Common Stock in November 1997, which transaction should have been reported in a Form 4 filed in December 1997. Bruce Sherk filed a Form 3, reporting his initial statement of beneficial ownership of options, in December 1997, which Form 3 should have been filed in August 1997. Lisa Zane timely filed a Form 5 in February 1998, reporting the acquisitions of options, which acquisitions should have been reported in a Form 3 filed in December 1997.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  At the determination of the Board, the accounting firm of Deloitte & Touche LLP, certified public accountants, has served as the Company's auditors since 1986. The Board has again selected Deloitte & Touche LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1998. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

  Shareholders who wish to include proposals in the proxy statement for the Company's 1999 Annual Meeting of Shareholders, for action at that meeting, must cause their proposals to be received in writing by the Company, at its address set forth on the first page of this Proxy Statement, no later than December 1, 1998. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

  The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment or postponement thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their respective judgments.

                                 ANNUAL REPORT

  The Company's 1998 Annual Report to Shareholders has been mailed to shareholders concurrently with the mailing of this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of the Company's proxy solicitation materials.

  UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED IN WRITING TO THE COMPANY AT TEN ALMADEN BOULEVARD, SUITE 1500, SAN JOSE, CALIFORNIA 95113, ATTENTION: INVESTOR RELATIONS.

San Jose, California
March 31, 1998

  SHAREHOLDERS ARE URGED TO SPECIFY THEIR VOTES FOR EACH OF THE PROPOSALS DESCRIBED HEREIN, AND SIGN, DATE AND RETURN, THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WOULD BE GREATLY APPRECIATED.

1177 PS 98

                                  APPENDIX A

                         AGREEMENT AND PLAN OF MERGER
                          OF LEASING SOLUTIONS, INC.
                           (A DELAWARE CORPORATION)

                                      AND

                            LEASING SOLUTIONS, INC.
                          (A CALIFORNIA CORPORATION)

  THIS AGREEMENT AND PLAN OF MERGER dated as of                  , 1998 (the
"Agreement") is between Leasing Solutions, Inc., a Delaware corporation ("Leasing Solutions Delaware") and Leasing Solutions, Inc., a California corporation ("Leasing Solutions California"). Leasing Solutions Delaware and Leasing Solutions California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

  A. Leasing Solutions California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 25,000,000 shares, 20,000,000 of which are designated "Common Stock," and 5,000,000 of which are designated "Preferred Stock." One series of 1,000,000 shares of Preferred Stock, "the Series A Junior Participating Preferred Stock," has been designated by a Certificate of Determination of Rights, Preferences, Privileges and Restrictions for purposes of the Company's Rights Plan, and otherwise the Preferred Stock of Leasing Solutions California is undesignated as to series, rights, preferences, privileges or restrictions. As
of             , 1998, [  ] shares of Common Stock, and no shares of Preferred
Stock, were issued and outstanding.

  B. Leasing Solutions Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of [65,000,000] shares, [60,000,000] of which are designated "Common Stock," par value $0.01 per share, and 5,000,000 of which are designated "Preferred Stock," par value $0.01 per share. As of the date hereof, [ ] shares of Common Stock are issued and outstanding, all of which are held by Leasing Solutions California. No shares of Preferred Stock are issued and outstanding. As of the date hereof, one series of 1,000,000 shares of Preferred Stock has been designated the "Series A Junior Participating Preferred Stock" by a Preferred Stock Designation filed pursuant to Delaware law for purposes of establishing Leasing Solutions Delaware's Rights Plan, which contains the same terms and conditions as the Rights Plan of Leasing Solutions California.

  C. The Board of Directors of Leasing Solutions California has determined that, for the purpose of effecting the reincorporation of Leasing Solutions California in the State of Delaware, it is advisable and in the best interests of Leasing Solutions California and its shareholders that Leasing Solutions California merge with and into Leasing Solutions Delaware upon the terms and conditions herein provided.

  D. The respective Boards of Directors of Leasing Solutions Delaware and Leasing Solutions California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Leasing Solutions Delaware and Leasing Solutions California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

  1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Leasing Solutions California shall be merged with and into Leasing Solutions Delaware (the "Merger"), the separate existence of Leasing Solutions California shall cease and Leasing Solutions Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Leasing Solutions Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Leasing Solutions, Inc.

  1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

  (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

  (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

  (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

  (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

  1.3 EFFECT OF THE MERGER. On the Effective Date of the Merger, the separate existence of Leasing Solutions California shall cease and Leasing Solutions Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall assume, accept, adopt, ratify and confirm, as if taken by the Surviving Corporation, and thereby shall become subject to, all actions previously taken by its and Leasing Solutions California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Leasing Solutions California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Leasing Solutions Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Leasing Solutions California in the same manner as if Leasing Solutions Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

  2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Leasing Solutions Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.2 BYLAWS. The Bylaws of Leasing Solutions Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

  2.3 DIRECTORS AND OFFICERS. The directors and officers of Leasing Solutions California immediately prior to the Effective Date of the Merger shall become the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                      III. MANNER OF CONVERSION OF STOCK

  3.1 LEASING SOLUTIONS CALIFORNIA COMMON STOCK. On the Effective Date of the Merger, each share of Leasing Solutions California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, automatically become and convert to one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

  3.2 LEASING SOLUTIONS CALIFORNIA OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

  (a) On the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Leasing Solutions California. Each outstanding and unexercised option or other right to purchase, including the preferred stock purchase rights authorized by the Company's Rights Agreement dated as of September 18, 1997, or security convertible into, Leasing Solutions California Common Stock shall be assumed by the Surviving Corporation and converted to an option or right to purchase or a security convertible into, the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Leasing Solutions California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Leasing Solutions California option, stock purchase right or convertible security at the Effective Date of the Merger. Other than the preferred stock purchase rights authorized by the Company's Rights Agreement dated as of September 18, 1997, there are no options, purchase rights for or securities convertible into Preferred Stock of Leasing Solutions California.

  (b) A number of shares of the Surviving Corporation's Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Leasing Solutions California Common Stock and Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

  3.3 LEASING SOLUTIONS DELAWARE COMMON STOCK. On the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of Leasing Solutions Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Leasing Solutions Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

  3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Leasing Solutions California Common Stock may, at such stockholder's option, surrender the same for cancellation to BankBoston, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Leasing Solutions California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Leasing Solutions California Common Stock were converted in the Merger.

  The registered owner on the books and records of the Surviving Corporation of any shares of stock represented by such outstanding certificate theretofore representing shares of Leasing Solutions California Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Leasing Solutions California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

  If any certificate for shares of Leasing Solutions Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Leasing Solutions Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Leasing Solutions Delaware that such tax has been paid or is not payable.

                                  IV. GENERAL

  4.1 COVENANTS OF LEASING SOLUTIONS DELAWARE. Leasing Solutions Delaware covenants and agrees that it will, on or before the Effective Date of the
Merger:

  (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

  (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Leasing Solutions Delaware of all of the franchise tax liabilities of Leasing Solutions California; and

  (c) take such other actions as may be required by the California General Corporation Law.

  4.2 FURTHER ASSURANCES. From time to time, as and when required by Leasing Solutions Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Leasing Solutions California such deeds and other instruments, and there shall be taken or caused to be taken by Leasing Solutions Delaware and Leasing Solutions California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Leasing Solutions Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Leasing Solutions California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Leasing Solutions Delaware are fully authorized in the name and on behalf of Leasing Solutions California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Leasing Solutions California or of Leasing Solutions Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Leasing Solutions California or by the sole stockholder of Leasing Solutions Delaware, or by both.

  4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or
(c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

  4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

  4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10 Almaden Boulevard, Suite 1500, San Jose, California 95113 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

  4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

  4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Leasing Solutions, Inc., a Delaware corporation, and Leasing Solutions, Inc., a California corporation, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

                                          LEASING SOLUTIONS, INC.
                                          a Delaware corporation

                                          By:
                                             -----------------------------------

                                          --------------------------------------
                                          Chairman, President and
                                          Chief Executive Officer

ATTEST:


-------------------------------

-------------------------------
Secretary

                                          LEASING SOLUTIONS, INC.
                                          a California corporation

                                          By:
                                             -----------------------------------

                                          --------------------------------------
                                          Chairman, President and
                                          Chief Executive Officer

ATTEST:


-------------------------------

-------------------------------
Secretary

                                  APPENDIX B

                         CERTIFICATE OF INCORPORATION
                                      OF
                            LEASING SOLUTIONS, INC.

                                   ARTICLE I

  The name of this corporation is Leasing Solutions, Inc. (the "Corporation").

                                  ARTICLE II

  The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

  The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

  The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.01 per share ("Common") and Preferred Stock, par value $0.01 per share ("Preferred"). The total number of shares of Common that the Corporation shall have authority to issue is [60,000,000]. The total number of shares of Preferred that the Corporation shall have authority to issue is 5,000,000.

  The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

  The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article IV, by resolution to provide for the issuance of the shares of Preferred in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

    A. The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding)) and the distinctive designation of that series;

    B. Whether that series shall have dividend rights, and, if so, the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

    C. Whether that series shall have the voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

    D.Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

    E.Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

    F.Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and the amount of such sinking fund;

    G.The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

    H.Any other relative rights, preferences and limitations of that series.

  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation creating such stock.

                                   ARTICLE V

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

    A.The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

    B.In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.

    C.The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

    D.Advance notice of stockholder nominations for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

    E.No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent unless the action is approved in writing by holders of not less than 75% of the total voting power of the outstanding shares entitled to vote on such action if taken at a meeting.

                                  ARTICLE VI

  The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

                                  ARTICLE VII

  A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

  B. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

  C. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, with respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                 ARTICLE VIII

  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE IX

  The name and mailing address of the incorporator are as follows:

      Richard M. Harvey
      Brown & Bain
      1755 Embarcadero Road, Suite 200
      Palo Alto, California 94303

  IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.


                                          Richard M. Harvey
                                          Incorporator

Dated:     , 1998

                                  APPENDIX C

                                    BYLAWS
                                      OF
                           LEASING SOLUTIONS, INC.,
                            A DELAWARE CORPORATION

                                   ARTICLE I

                                    OFFICES

  SECTION 1.1. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware shall be as fixed in the Certificate of Incorporation of the Corporation.

  SECTION 1.2. OTHER OFFICES. The corporation shall also have and maintain a principal executive office at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                            STOCKHOLDERS' MEETINGS

  SECTION 2.1. PLACE OF MEETINGS. Meetings of the stockholders of the corporation shall be held at any place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the principal executive office of the corporation required to be maintained pursuant to Section 1.2 hereof.

  SECTION 2.2. ANNUAL MEETING.

  (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

  (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, and such business must be a proper matter for stockholder actions under the General Corporation Law of the State of Delaware. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the one-hundred twentieth (120th) day prior to the anniversary of the mailing date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so delivered not later than the close of business on the ninetieth (90th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation, the close of business on the tenth (10th) day following the day of such public announcement. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they

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appear on the corporation's books, of the stockholder proposing such business,
(iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange
Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph
(b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

  (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and
(ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

  (d) For purposes of this Section 2.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

  Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this By-law. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-3 under the Exchange Act.

  SECTION 2.3. SPECIAL MEETINGS.

  Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, only by (i) the Chairman of the Board of Directors,
(ii) the President, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office and shall be held at such place, on such date, and

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at such time as the Board of Directors, shall fix. No business may be transacted at such special meeting otherwise than specified in such notice.

  SECTION 2.4. NOTICE OF MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

  SECTION 2.5. QUORUM. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

  SECTION 2.6. ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders, whether annual or special, whether or not a quorum is present, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  SECTION 2.7. VOTING RIGHTS. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section
2.9 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

  SECTION 2.8. JOINT OWNERS OF STOCK. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in

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common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

  SECTION 2.9. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, on the record date as provided in Section 7.4 of these Bylaws, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

  SECTION 2.10. ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent, unless the action shall be approved in writing by holders of not less than 75% of the total voting power of the outstanding shares entitled to vote on such action if taken at a meeting.

  SECTION 2.11. ORGANIZATION.

  (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting and keep a record of the proceedings thereof.

  (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

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                                  ARTICLE III

                                   DIRECTORS

  SECTION 3.1. NUMBER AND TERM OF OFFICE. The authorized number of directors of the corporation shall be fixed by resolution of a majority of the Board of Directors.

  No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

  SECTION 3.2. POWERS. Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

  SECTION 3.3. VACANCIES. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

  SECTION 3.4. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

  SECTION 3.5. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

  SECTION 3.6. MEETINGS.

  (A) ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and may be at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

  (B) REGULAR MEETINGS. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the principal executive office of the corporation required to be maintained pursuant to Section 1.2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

  (C) SPECIAL MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

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  (D) TELEPHONE MEETINGS. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

  (E) NOTICE OF MEETINGS. Notice of the time and place of special meetings of the Board of Directors shall be delivered personally or by telephone to each director or sent by mail, overnight (next-day) courier, telecopy, telegram or other electronic or wireless means, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is sent via overnight courier, it shall be delivered to the courier at least two (2) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy, telegram or other electronic or wireless means, it shall be delivered personally or by telephone or other electronic or wireless means or to the telegraph company at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. If the meeting is to be held at the principal executive office of the corporation, the notice need not specify the place of the meeting. Moreover, a notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

  (F) WAIVER OF NOTICE. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

  SECTION 3.7. QUORUM AND VOTING.

  (A) Except as otherwise provided in the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

  (B) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

  SECTION 3.8. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

  SECTION 3.9. FEES AND COMPENSATION. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

  SECTION 3.10. ORGANIZATION. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

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                                  ARTICLE IV

                                  COMMITTEES

  SECTION 4.1. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board. The board may designate one
(1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board to the fullest extent permitted by Delaware law.

  SECTION 4.2. COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

  SECTION 4.3. MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.6 concerning the place of meetings and meetings by telephone, regular meetings, special meetings and notice, and waiver of notice, Section 3.7 concerning quorum and voting, and
Section 3.8 concerning action without a meeting, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V

                                   OFFICERS

  SECTION 5.1. OFFICERS DESIGNATED. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, and the Chief Financial Officer, all of whom shall be appointed at the annual organizational meeting of the Board of Directors. The Board of Directors (or if so empowered in accordance with this Section 5.1) may also appoint other officers and agents with such powers and duties as it shall deem necessary. Notwithstanding the foregoing, the Board of Directors may empower the Chief Executive Officer of the corporation to appoint such officers, other than Chairman of the Board, President, Secretary or Chief Financial Officer, as the business of the corporation may require. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or a designated committee of the Board of Directors.

  SECTION 5.2. TENURE AND DUTIES OF OFFICERS.

  (A) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

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  (B) DUTIES OF CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board
of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer or President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 5.2.

  (C) DUTIES OF CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there by such an officer, the Chief Executive Officer shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He or she shall preside at all meetings of the stockholders and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have other powers and duties as may be prescribed by the Board of Directors.

  (D) DUTIES OF PRESIDENT. In the absence or disability of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so acting, shall have all the powers of, and be subject to all of the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for the President by the Board of Directors or the Chief Executive Officer.

  (E) DUTIES OF VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Chief Executive Officer or the President.

  (F) DUTIES OF SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board of Directors, committees of the Board, and stockholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these Bylaws or the Delaware General Corporation Law. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the corporation's transfer agent or registrar, a record of its stockholders, giving the name and addresses of all stockholders and the number and class of shares held by each. The Secretary shall give or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.

  (G) DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form. The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse all funds of the corporation as may be ordered by the Board of Directors, shall render to the President, Chief Executive Officer and Directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.

  SECTION 5.3. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

  SECTION 5.4. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

  SECTION 5.5. REMOVAL. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                  ARTICLE VI

                 EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                    OF SECURITIES OWNED BY THE CORPORATION

  SECTION 6.1. EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

  Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, or the President, Chief Financial Officer or any Vice President. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

  All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

  Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

  SECTION 6.2. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII

                                SHARES OF STOCK

  SECTION 7.1. FORM AND EXECUTION OF CERTIFICATES. The shares of stock of the corporation shall be represented by certificates. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, the Chief Executive Officer, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

  SECTION 7.2. LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

  SECTION 7.3. TRANSFERS.

  (A) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

  (B) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

  SECTION 7.4. FIXING RECORD DATES.

  (A) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  (B) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

  SECTION 7.5. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                 ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

  SECTION 8.1. EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 7.1), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                   DIVIDENDS

  SECTION 9.1. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

  SECTION 9.2. DIVIDEND RESERVE. There may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  FISCAL YEAR

  SECTION 10.1. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                  ARTICLE XI

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

  SECTION 11.1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section
11.3 of this Article XI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

  SECTION 11.2. RIGHT TO ADVANCEMENT OF EXPENSES. The right to indemnification conferred in Section 11.1 of this Article XI shall include the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 11.1 and 11.2 of this Article XI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

SECTION 11.3. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 11.1 or 11.2 of this Article XI is not paid in full by the Corporation within sixty
(60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the Corporation.

  SECTION 11.4. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article XI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

  SECTION 11.5. INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

  SECTION 11.6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE
CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article XI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

  SECTION 11.7. AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                                  ARTICLE XII

                              RECORDS AND REPORTS

  SECTION 12.1. MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

  Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the fight to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

  SECTION 12.2. INSPECTION BY DIRECTOR. Any director shall have the right to examine the corporation's stock ledger,a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

  SECTION 12.3. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The president or any other officer of this corporation authorized by the board of directors is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                 ARTICLE XIII

                                GENERAL MATTERS

  SECTION 13.1. RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

  If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

  SECTION 13.2. CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

  SECTION 13.3. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

  SECTION 13.4. FISCAL YEAR. The fiscal year of this corporation shall begin on the first day of January of each year and end on the last day of December of that year.

  SECTION 13.5. STOCK CERTIFICATES. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

  SECTION 13.6. SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  SECTION 13.7. LOST CERTIFICATES. The corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

  SECTION 13.8. CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number,includes the singular, and the term "person" includes both a corporation and a natural person.

  SECTION 13.9. PROVISIONS ADDITIONAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

  SECTION 13.10. PROVISIONS CONTRARY TO PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 55 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

  SECTION 13.11. NOTICES. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

                                  ARTICLE XIV

                                  AMENDMENTS

  SECTION 14.1 AMENDMENTS. Subject to Article XI hereof, the original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

  Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                  ARTICLE XV

                               LOANS TO OFFICERS

  SECTION 15.1. LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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                           LEASING SOLUTIONS, INC.
                      Ten Almaden Boulevard, Suite 1500
                         San Jose, California 95113
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Hal J Krauter and Robert J. Kearns III, or either of them acting alone, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all of the shares of Common Stock of Leasing Solutions, Inc. (the "Company") held of record by the undersigned on March 23, 1998, at the Annual Meeting of Shareholders to be held at The Silicon Valley Capital Club at Fairmont Plaza, 50 West San Fernando Street, 17th Floor, San Jose, California 95113, on Thursday, May 21, 1998, at 1:00 p.m., local time, and any adjournment thereof.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            EACH OF THE PROPOSALS REFERENCED ON THE REVERSE SIDE.

     IMPORTANT - PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY.

                                                              --------------
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                    SIDE
                                                              --------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

The Board of Directors recommends a vote FOR each of the proposals referenced below.

1. Election of five Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Nominees:  Hal J Krauter, Louis R. Adimare, George L. Bragg, James C. Castle
           and Peter K. Nevitt

                   FOR                    WITHHELD
                   [_]                       [_]

[_] ______________________________________________________________________
    For all nominees except as noted above



2. Amendment of the Company's 1995 Stock Option and Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 600,000 shares:

                   FOR                    WITHHELD
                   [_]                       [_]


3. Increase in the number of authorized shares of Common Stock from 20,000,000 to 60,000,000:

                   FOR                    WITHHELD
                   [_]                       [_]


4. Change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary:

                   FOR                    WITHHELD
                   [_]                       [_]
                                                       MARK HERE
                                                      FOR ADDRESS  [_]
                                                      CHANGE AND
                                                     NOTE AT LEFT


                                This Proxy is being solicited by the Board of Directors of Leasing Solutions, Inc.

                                Please sign exactly as name appears hereon.
                                Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature:_______________ Date:_______ Signature:_______________ Date:_______